UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Homestead Funds, Inc.

(Name of Registrant as Specified in its Charter)

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October 9, 2008
Dear Shareholder:
The enclosed proxy materials describe several important changes recommended by your Board of Directors pertaining to the investment objective and structure of the Nasdaq-100 Index Tracking Stock Fund(sm).
If the proposals are approved by shareholders, this Fund would become an actively managed fund. The change from an index approach to an actively managed approach is significant. Rather than seeking simply to track the performance of the Nasdaq-100 Stock Index—whether that index moves up or down—the Fund would be free to pursue opportunities for long-term capital appreciation as identified by a professional money manager. Your account would remain invested with Homestead Funds, and you would continue to receive customer service and other account services as you do now. RE Advisers would remain the investment adviser of the Fund, but a sub-advisor would be hired to manage the Fund’s day-to-day investment activities.
The enclosed proxy statement includes a question and answer section that gives you an overview of the proposed changes and reasons for the Board’s recommendation.
As President and Director, I encourage you to vote immediately in favor of the proposals. To cast your vote, complete and return the proxy card by mail or follow the instructions to vote online or by phone.
Homestead Funds cannot move forward with these changes without shareholder approval. We need your vote. Thank you.
Sincerely,

Peter R. Morris
President and Director,
Homestead Funds

October 9, 2008
Dear Employer:
Mutual fund shareholders are owners of the fund and are therefore asked to vote on changes to fundamental investment policies and other important matters. The process of requesting, collecting and tabulating shareholder votes is called a proxy solicitation.
With the enclosed proxy materials, your cooperative is being asked to vote any shares it owns in Homestead’s Nasdaq-100 Index Tracking StockSM Fund through participation in NRECA’s deferred compensation or other employer-owned plan.
If these proposals are approved by shareholders, this Fund would become an actively managed fund. The change from an index approach to an actively managed approach is significant. Rather than seeking simply to track the performance of the Nasdaq-100 Stock Index—whether that index moves up or down—the Fund would be free to pursue opportunities for long-term capital appreciation as identified by a professional money manager. Your account would remain invested with Homestead Funds, and you would continue to receive customer service and other account services as you do now. RE Advisers would remain the investment adviser of the Fund, but a sub-advisor would be hired to manage the Fund’s day-to-day investment activities.
The enclosed proxy statement includes a question and answer section that gives you an overview of the proposed changes and reasons for the Board’s recommendation. As President and Director, I encourage you to vote immediately in favor of the proposals. To cast your vote, complete and return the proxy card by mail or follow the instructions to vote online or by phone.
Do not distribute the enclosed proxy materials to plan participants. The individual the employer has authorized to act on its behalf, typically the plan’s benefits administrator, has the right and responsibility to vote these shares.
If you have any questions about this proxy solicitation, please call Homestead Funds at 1-800-258-3030. Client service representatives are here to help you on business days from 8:30 am to 5:00 pm, ET.
Sincerely,

Peter R. Morris
President and Director,
Homestead Funds

HOMESTEAD FUNDS
NASDAQ-100 Index Tracking Stocksm Fund
4301 Wilson Boulevard, Arlington, Virginia 22203

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

Dear Shareholder:

We are asking for your support for a set of important proposals affecting your investment in the Nasdaq-100 Index Tracking Stocksm Fund (the “Fund”), a series of Homestead Funds, Inc. (the “Company”).

A special Meeting (the “Meeting”) of the shareholders of the Fund will be held on November 18, 2008 at the offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203, at 10:00 a.m., Eastern time, or any adjournment(s) or postponement(s) thereof.

At the Meeting, shareholders of the Fund will be asked to consider a number of important proposals pertaining to a plan intended to improve the Fund. Although there are several items to consider, they all relate to the proposed restructuring of the Fund.

RE Advisers Corporation (“RE Advisers”), the Fund’s investment adviser and administrator, has proposed that the Fund be restructured. Currently, the Fund’s fundamental investment objective is to match as closely as possible, before Fund expenses, the performance of the Nasdaq-100 Index® (the “Index”). If the proposals are adopted, the Fund would no longer seek to match the performance of the Index. Instead, the Fund, which would be renamed the Growth Fund, would be actively managed by its proposed subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), and would seek to provide long-term capital appreciation through investments in common stocks of growth companies. RE Advisers would continue to serve as the investment adviser and would oversee the Fund’s investment program as implemented by T. Rowe Price.

In addition, the proposals call for the investment management agreement between the Company, on behalf of the Fund, and RE Advisers to be amended to make certain changes to the agreement. RE Advisers also would enter into a sub-advisory agreement with T. Rowe Price. Under the final proposal, a “manager of managers” arrangement would be implemented whereby RE Advisers, under certain circumstances, will be able to hire and replace subadvisers to the Fund without obtaining shareholder approval.

The attached proxy materials describe the proposals in detail and the reasons behind their submission for approval to the shareholders of the Fund.

The Company’s Board of Directors unanimously recommends that you vote in favor of the proposals. Your vote is important. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, even if you plan to attend the Meeting. Also, you may vote by telephone or the Internet. Simply follow the instructions on the enclosed proxy card.

Thank you for your attention and consideration of these important proposals and for your investment in the Fund. If you need additional information, please call Homestead Funds at 1-800-258-3030 and say “Representative.”

By Order of the Board of Directors

Peter R. Morris
President of Homestead Funds, Inc.
October 9, 2008

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, Virginia 22203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 18, 2008

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Nasdaq-100 Index Tracking Stocksm Fund (the “Fund”), a series of the Homestead Funds, Inc. (the “Company”), will be held on November 18, 2008 at 10:00 a.m., Eastern Time, at the offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203, or any adjournments or postponements thereof. If you are a shareholder of record as of the close of business on October 3, 2008, you are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) of the Meeting.

The meeting will be held for the following purposes:

Proposal 1.	To approve changes to the Fund’s name and investment objective.

Proposal 2.	To approve an amendment to the investment management agreement between the Company and RE Advisers Corporation (“RE Advisers”).

Proposal 3.	To approve an investment subadvisory agreement on behalf of the Fund between RE Advisers and T. Rowe Price Associates, Inc. (“T. Rowe Price”).

Proposal 4.	To approve the use of a “manager of managers” arrangement whereby RE Advisers, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace subadvisers to the Fund without obtaining shareholder approval.

Proposal 5.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

In the event that Proposals 1, 2 and 3 are not approved by shareholders, the Board of Directors will consider other options for the future of the Fund, which could include recommending that the Fund be closed.

Your vote on these proposals is important. Please vote as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed proxy card (the “Proxy Card”), or by telephone or on the Internet. Just follow the simple instructions that appear on your enclosed Proxy Card. Please help the Fund avoid the expense of a follow-up mailing by voting today. Your vote is important regardless of the number of shares that you own.

By Order of the Board of Directors

Kelly Bowers Whetstone
Secretary
Homestead Funds, Inc.

IMPORTANT NEWS FOR SHAREHOLDERS

We recommend that you read the entire Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Special Meeting of Shareholders to be held on November 18, 2008 (the “Meeting”).

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials — a booklet that includes the Proxy Statement and a Proxy Card — because you have the right to vote on these important proposals concerning your investment in the Nasdaq-100 Index Tracking Stocksm Fund (the “Fund”).

Q.	What changes to the Fund are proposed?

A.	Under Proposal 1, the Board of Directors (the “Board”) of Homestead Funds, Inc. (the “Company”), is seeking your approval to change the Fund’s name and investment objective. The Fund’s current investment objective is to match, as closely as possible before expenses, the performance of the Nasdaq-100 Index® (the “Index”). The Fund’s proposed investment objective is to seek to provide long-term capital appreciation through investments in common stocks of growth companies. In conjunction with changing the Fund’s investment objective, the Board also is seeking your approval to change the name of the Fund from the “Nasdaq-100 Index Tracking Fund” to the “Growth Fund.” In Proposal 2, the Board is seeking your approval of an amendment to the investment management agreement between the Company, on behalf of the Fund, and RE Advisers Corporation (“RE Advisers”). Proposal 3 seeks your approval to permit RE Advisers to engage T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the Fund’s subadviser. Lastly, in Proposal 4, the Board is seeking shareholder approval of a “manager of managers” arrangement whereby RE Advisers, under certain circumstances, will be able to hire and replace subadvisers to the Fund without obtaining shareholder approval.

Q.	Why is the Board recommending changes to the Fund’s objective and investment structure?

A.	The Fund was established with the investment objective of replicating as closely as possible the performance of the Index. The Index incurs no expenses. All mutual funds do have expenses. Therefore the Fund, in order to meet its objective of achieving a very close correlation to the Index, must achieve a significant asset base over which to spread its fixed operating costs. It is the opinion of the Board and RE Advisers that the Fund did not reach, and will likely not reach in the foreseeable future, a size sufficient to adequately minimize its expense ratio and, while its return has tracked the Index as intended, it has done so with a greater disparity than is desirable.

In recommending the move from a passively managed to an actively managed investment approach, and from an extremely narrowly defined to a more broadly defined investment objective and strategy, the Board believes the Fund would be in a better position to attract new investors. While an active management approach is inherently more expensive than an index approach, growth in the Fund’s asset base, if achieved, would help to keep the overall expense ratio down. Additionally, RE Advisers has agreed to waive fees and reimburse expenses in order to keep total expenses from exceeding 0.95% for at least one year. See the following additional information on fees.

The Board believes the proposals in this Proxy Statement represent the best available restructuring alternative for the Fund. On September 18, 2008, the Board, including the directors of the Company that are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved the proposals in this Proxy Statement, and recommend that the shareholders of the Fund also approve them.

Q.	Will T. Rowe Price manage assets of other clients related to RE Advisers or its parent company?

A.	Yes. T. Rowe Price, pursuant to separate investment management agreements, will manage assets of certain non-mutual fund clients related to National Rural Electric Cooperative Association (“NRECA”), the indirect parent company of RE Advisers. NRECA is responsible for the management of defined contribution and defined benefit plans for approximately 55,000 participants and has selected T. Rowe Price to replace a passive manager for one of the investment options in its 401(k) Pension Plan.

Q.	Why does RE Advisers need to amend its investment management agreement with the Fund if it is only entering into a new investment subadvisory agreement?

A.	As noted above, the Fund currently is managed to track an index, but if the proposals are approved, the Fund will become actively managed. The management fees for an actively managed fund are used, in part, to cover the expenses of research and stock selection — expenses that are not incurred by an index fund. RE Advisers currently receives all of the management fees paid by the Fund. Under the proposal, the management fee would be increased, and the Adviser would pay the subadvisory fee charged by the subadviser out of the management fees RE Advisers receives from the Fund. In order to have sufficient revenue from the Fund to compensate the subadviser for its services as an active manager, RE Advisers must increase the management fees paid to it by the Fund. RE Advisers has negotiated what it believes is a favorable subadvisory fee rate from the proposed new subadviser. The new management fee would exceed the rate currently charged under the existing investment management agreement. Even with the proposed rate increase, the Board believes the overall management fee would be reasonable and compare favorably to other similar mutual funds.

Q.	Does the adoption of any proposal depend on the adoption of any other proposals or other events?

A.	Proposals 1 through 3 all relate to the proposed subadvisory structure, none of which would be implemented unless all are approved. Proposal 4, concerning the “manager of managers” arrangement, would be separately implemented.

Q.	Why is my vote needed?

A.	The 1940 Act, as defined above, requires shareholder approval of amended material terms to an investment management agreement, a new subadviser and a new investment subadvisory agreement. Additionally, while the Fund’s investment objective is not fundamental, meaning it can be changed without shareholder approval, the Board has decided to ask for shareholder approval to amend it. On September 18, 2008, the Board unanimously agreed to (i) change the Fund’s name and investment objective, (ii) appoint T. Rowe Price as subadviser pursuant to an investment subadvisory agreement between RE Advisers and T. Rowe Price, (iii) amend the investment management agreement, (iv) to allow future approval of subadvisers without shareholder approval, and (v) to submit these proposals to you for approval.

Q.	How would these changes affect my account?

A.	As discussed in greater detail in the proxy materials, if the Proposals are approved, there will be a change in the Fund’s name, investment objective, investment management fee and investment structure. The Fund’s current investment objective is to match, as closely as possible before expenses, the performance of the Index. Currently, RE Advisers is the sole investment manager of the Fund, and the Fund, which is non-diversified, invests in securities designed to track the performance of the Index, such as the tracking stock issued by the PowerShares QQQ Trust.

Upon shareholder approval, T. Rowe Price will become the subadviser of the Fund and assume responsibility for providing day-to-day portfolio management services to the Fund using an actively managed style, which involves the buying and selling of securities of large companies believed to have potential for above-average earnings growth. If the Proposals are approved, the Fund would cease to function as an index fund and RE Advisers would oversee the Fund’s investment program and T. Rowe Price as the Fund’s subadviser.

Q.	Will the Fund’s fees increase as a result of these proposed changes?

A.	If the Proposals are approved, investment management fees would increase from 0.25% to 0.65% of the average daily net assets at the current asset level, due to the proposed active management strategy. Additionally, some other expenses, such as brokerage, also are expected to be higher. However, RE Advisers has agreed to waive annual total operating expenses exceeding 0.95% of the Fund’s average daily net assets. This waiver would remain in place until December 5, 2009 and may renewed from year to year.

Furthermore, if the Proposals are approved, it is expected that the Fund will no longer pay “Acquired Fund Fees and Expenses” because the Fund is not expected to make significant investments in other investment companies. “Acquired Fund Fees and Expenses” are an indirect expense paid by an investment company because of its investments in other investment companies. Currently the Fund pays “Acquired Fund Fees and Expenses” of 0.20% as a result of its investment in the Powershares QQQ Trust.

Therefore, as long as the fee waiver remains in place and the Fund does not make significant investments in other investment companies, the total expenses of the Fund would be the same under the new actively managed structure as they are now under the index fund structure, as demonstrated in the below chart.

Actual Fund Operating Expenses
(Expenses Deducted from Fund Assets)	Current Fee	Proposed Fee

Management Fees	0.25%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	1.01%	1.01%
Acquired Fund Fees and Expenses	0.20%	0.00%

Total Annual Fund Operating Expenses	1.46%	1.66%
Less Expense Limitations and Fee Reimbursements*	0.51%*	0.71%**

Total Net Expenses	0.95%	0.95%

*	On April 29, 2008, the expense limitation agreement between RE Advisers and the Company, on behalf of the Fund, was revised to cap expenses of the Fund at 0.75% (the expense cap does not apply to acquired fund fees and expenses). Prior to this change, expenses were capped at 1.50%. The table reflects the new limit.

**	Based on RE Advisers’ proposed contractual agreement to waive fees and reimburse expenses in order to keep total expenses from exceeding 0.95%. The agreement would be for a one year period ending December 5, 2009. At that time, the agreement may be renewed.

Q.	How does the Board of Directors recommend that I vote?

A.	After careful consideration, the Board of Directors unanimously recommended that you vote “FOR” the Proposals. Please see the Proxy Statement for a discussion of the Board’s considerations in making its recommendation.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the Proposals can be acted upon. We encourage all shareholders to participate in Fund governance. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.	What will happen if the Proposals are not approved?

A.	If Proposals 1, 2 and 3 pass, but Proposal 4 fails, the first three proposals will be put into effect. However, if any of the first three Proposals fail, then none of the first three proposals will be put into effect, and the Board will consider other options for the future of the Fund, which could include recommending that the Fund be closed. If the Fund closes, you may elect to transfer your balance to another Homestead Fund or redeem your shares.

Q.	Whom do I call if I have questions?

A.	Homestead Funds will be happy to answer your questions about this proxy solicitation. Please call Homestead Funds at 1-800-258-3030, and say “Representative,” on any business day from 8:30 a.m. to 5:00 p.m., Eastern time.

Q.	How do I vote?

A.	You may use the enclosed postage-paid envelope to mail your proxy card. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to utilize these methods of voting.

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, Virginia 22203

Special Meeting of Shareholders
November 18, 2008

PROXY STATEMENT

This Proxy Statement is being furnished by the Board of Directors (the “Board”) of Homestead Funds, Inc. (the “Company”) to shareholders of the Nasdaq-100 Index Tracking Stocksm Fund (the “Fund”), a series of the Company, in connection with the solicitation of proxies for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting will be held on November 18, 2008 at 10:00 a.m., Eastern Time, at the offices of the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203. We expect to mail this Proxy Statement and the accompanying proxy card (the “Proxy Card”) on or about October 15, 2008.

At the Meeting, shareholders will be asked to vote on the following proposals (each a “Proposal” and collectively, the “Proposals”):

Proposal 1.	To approve changes to the Fund’s name and investment objective.

Proposal 2.	To approve an amendment to the investment management agreement between the Company and RE Advisers Corporation (“RE Advisers”).

Proposal 3.	To approve an investment subadvisory agreement on behalf of the Fund between RE Advisers and T. Rowe Price Associates, Inc. (“T. Rowe Price”).

Proposal 4.	To approve the use of a “manager of managers” arrangement whereby RE Advisers, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace subadvisers to the Fund without obtaining shareholder approval.

Proposal 5.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

In the event that Proposals 1, 2 and 3 are not approved by shareholders, the Board of Directors will consider other options for the future of the Fund, which could include recommending that the Fund be closed.

The Board has fixed October 3, 2008 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

The Company has previously sent to shareholders its annual report for the year ended December 31, 2007 and its semi-annual report for the period ended June 30, 2008. Copies of the Company’s annual and semi-annual reports are available, without charge, upon request by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203, or by calling (800) 258-3030. The annual and semi-annual reports also are available on the internet at www.homesteadfunds.com.

VOTING INFORMATION

General.  The Company is a Maryland corporation, organized on June 29, 1990, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”).

Solicitation of Proxies.  The costs of the Meeting, including the solicitation of proxies from Fund shareholders, will be paid by RE Advisers, the Fund’s administrator and investment adviser. Proxies will be solicited primarily through the mailing of this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews, or e-mail by officers or service providers of the Company.

All proxy votes, whether given by mail, telephone, or Internet, must be received by Computershare Investor Services (“Computershare”) no later than 3:00 p.m., ET, on Monday, November 17, 2008. Computershare serves as the proxy solicitor for this Proxy Statement. The estimated cost of Computershare’s service is approximately $4,000. If no instructions are specified on the Proxy Card, the proxy will be voted for the Proposals. Proxies may be revoked at any time prior to the voting thereof by sending written notice of revocation to the Secretary of the Company (the “Secretary”), by properly giving subsequent voting instructions that are received by Computershare in time to be voted at the Meeting, or by attending the Meeting and voting in person.

Quorum and Adjournments.  Each outstanding Fund share on the Record Date is entitled to cast one vote, and fractional shares are entitled to vote a proportional fractional vote. The presence in person or by proxy of holders of more than 50% of the votes entitled to be cast constitutes a quorum for the transaction of business. All returned proxies will count toward a quorum, regardless of how they are voted (“For,” “Against,” or “Abstain”).

For purposes of determining whether shareholders have approved a Proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or Proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” the Proposals because each Proposal requires the affirmative vote of a specified majority of the Fund’s outstanding shares.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of shareholders.

Shareholder Information.  As of the close of business on the Record Date, there were issued and outstanding 1,901,810 shares of capital stock of the Fund. As of the Record Date, no shareholders of record beneficially owned 5% or more of the outstanding Fund shares.

As of the Record Date, the Company’s Directors and officers as a group beneficially owned less than 1% of the Fund’s outstanding shares.

Vote Required for each Proposal.  Approval of each Proposal requires the affirmative vote of the lesser of: (1) 67% or more of the Fund’s outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. Each Proposal will be voted on separately; however, Proposals one, two and three cannot be implemented unless all three are approved.

Voting Instructions.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Shareholders have four options for submitting their votes:

1. Internet — Instructions for casting your vote via the Internet can be found on the enclosed Proxy Card. The required control number is printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

2. Telephone — Instructions for casting your vote via telephone can be found on the enclosed Proxy Card. The toll-free telephone number and required control number are printed on your enclosed Proxy Card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Card.

3. Mail — If you vote by mail, please indicate your vote on the enclosed Proxy Card, date and sign the Card, and return it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

4. In Person — If you attend the Meeting, you may submit your vote in person, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded by the vote that you cast at the Meeting.

We encourage you to vote by Internet or by phone. When you vote using the Internet or by phone before the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. You may revoke your proxy at any time prior to its exercise by: (1) submitting a properly executed, later-dated Proxy Card, (2) attending the Meeting in person and voting, or (3) submitting a written notice of revocation to the Secretary. If your shares are held through a broker-dealer (or other nominee), you will have to make arrangements with your broker-dealer (or other nominee) in order to revoke any previously executed proxy. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

DISCUSSION OF THE PROPOSALS

At an in-person Board meeting on September 18, 2008, RE Advisers, the Fund’s administrator and investment adviser, proposed that the Fund change its name and investment objective. In connection with these changes, RE Advisers also recommended that the investment management agreement be amended to increase the management fee and that the Fund become actively managed, with RE Advisers serving as investment adviser and T. Rowe Price serving as subadviser and performing the day-to-day investment management activities. RE Advisers additionally recommended that the Board consider a “manager of managers” arrangement.

Based on the information it received at the meeting, the Board considered and approved the change to the Fund’s name and investment objective, the proposed amendments to the investment management agreement, the investment subadvisory agreement between RE Advisers and T. Rowe Price, and the “manager of managers” arrangement. After careful consideration, the Directors unanimously recommended that you vote “FOR” each Proposal. Please see “Reasons for the Board’s Approval” under each Proposal below for a discussion of the Board’s considerations in making its recommendations.

PROPOSAL 1

APPROVAL OF CHANGES TO THE FUND’S NAME AND INVESTMENT OBJECTIVE

Background.  The Fund’s current investment objective is to match as closely as possible, before expenses, the performance of the Nasdaq-100 Index® (the “Index”). As previously stated and as discussed in more detail below, the Board approved changing this investment objective, subject to shareholder approval, based on RE Adviser’s recommendation.

Currently, the Fund invests all of its assets in the common stocks that comprise the Index or in an Index “tracking stock.” The Index is composed of the 100 largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. Currently, the Fund may invest in one or more securities that are designed to track the performance of the Index. One such tracking stock is issued by the PowerShares QQQ Trust (formerly, the Nasdaq-100 Trustsm) (the “Trust”). The Trust is a separate, unmanaged investment company whose investment objective is to provide investment results that generally correspond to the price and yield performance of the component securities of the Index. The Trust’s assets consist of substantially all of the securities, in substantially the same weighting, as the component securities of the Index. The securities issued by the Trust that are purchased by the Fund are called PowerShares QQQ and are traded on the American Stock Exchange under the symbol “QQQQ.” PowerShares QQQ represent proportionate undivided interests in the Trust’s assets.

If the Fund’s investment objective is changed, the Fund will be restructured from a passively managed index fund to an actively managed fund. The key difference between these two styles relates to whether management actively chooses investments based on research and analysis versus passively investing in tracking stocks or securities represented by the Index. The Fund (to be renamed the “Growth Fund”) will be actively managed by T. Rowe Price, provided that shareholders approve the proposed investment subadvisory agreement between RE Advisers and T. Rowe Price.

The Fund’s new investment objective, which will not be a fundamental policy of the Fund and, therefore, may be changed without shareholder approval, will be to seek long-term capital appreciation through investments in common stocks of growth companies. In addition, the Fund’s current non-fundamental investment policy to invest at least 80% of its total assets in common stocks that comprise the Index or in an Index tracking stock under normal circumstances will be eliminated.

Proposed Investment Objective and Information about T. Rowe Price’s Proposed Management of the Fund.  If the shareholders approve the Proposals, the Fund will seek to provide long-term capital appreciation through investments in common stocks of growth companies.

In taking a growth approach to investment selection, the Fund will normally invest at least 80% of net assets in the common stocks of large companies. A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of July 31, 2008 was $5.327 billion, and is subject to change). The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Fund’s investment objective, T. Rowe Price will have the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event or a temporary imbalance in the supply of or demand for the securities.

Robert W. Sharps will serve as the portfolio manager of the Fund and will be primarily responsible for the Fund’s management. Mr. Sharps is a vice president of T. Rowe Price. He is the lead portfolio manager on the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the firm’s Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from the Wharton School, University of Pennsylvania. Mr. Sharps also has earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

Additional information about T. Rowe Price appears below under Proposal 3.

The Board’s Recommendation to Change the Fund’s Name and Investment Objective.  The Board, including all of the directors who are not parties to the investment management agreement or investment subadvisory agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”), at its in-person meeting held on September 18, 2008, unanimously approved changing the Fund’s name and investment objective after reviewing and discussing written and oral information presented by RE Advisers and T. Rowe Price.

Reasons for the Board’s Approval.  The Fund was established with the investment objective of replicating as closely as possible the performance of the Index. The Index incurs no expenses. All mutual funds do have expenses. Therefore the Fund, in order to meet its objective of achieving a very close correlation to the Index, must achieve a significant asset base over which to spread its fixed operating costs. It is the opinion of the Board and RE Advisers that the Fund did not reach a size sufficient to adequately minimize its expense ratio and, while its return has tracked the Index as intended, it has done so with a greater disparity than is desirable. The difference between the return of the index and the return of an index fund is referred to as “tracking error.” RE Advisers and the Board are concerned that, given the current tracking error of the Fund and corresponding poor performance as compared to the Index, the Fund might not be an attractive investment option for future shareholders. Thus, RE Advisers and the Board are concerned that assets in the Fund will remain low which will, as a result, lead to increased tracking error. The Board believes that the Growth Fund will be an attractive investment option for shareholders and that it will not present the same problems, such as tracking error, that are presented by the Nasdaq-100 Index Tracking Stock Fund.

In recommending the move to an actively managed Fund operating with a less-narrowly defined investment objective and strategy, the Board believes the Fund would be in a better position to attract new investors. While an active management approach is inherently more expensive than an index approach, growth in the Fund’s asset base, if achieved, would help to keep the overall expense ratio down. Additionally, RE Advisers has agreed to waive fees and reimburse expenses in order to keep total expenses from exceeding 0.95% for at least one year. Furthermore, although it is possible that the expenses of the Growth Fund will be higher than the expenses of the Nasdaq-100 Index Tracking Stock Fund, the Board believes that access to a well known investment manager and the opportunity for better performance, while not guaranteed, outweigh the negatives of increased expenses.

The Board unanimously recommends that you vote FOR the change to the Fund’s name and investment objective.

In the event that Proposals 1, 2 and 3 are not approved by shareholders, the Board of Directors will consider other options for the future of the Fund, which could include recommending that the Fund be closed.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND RE ADVISERS

Background.  The Board, including the Independent Directors, has approved, and recommends that shareholders approve, an amendment to the Fund’s current Investment Management Agreement (the “Investment Management Agreement”) with RE Advisers that would result in an increase in the management fee rate paid by the Fund to RE Advisers and would add provisions relevant for implementing the subadviser structure (amended as proposed, the “Amended Agreement”). The Amended Agreement in substantially final form and the Investment Management Agreement are attached as Exhibit A and Exhibit B, respectively. The proposed increase in the management fee rate reflects the need to have sufficient compensation available to RE Advisers to attract and retain a highly qualified subadviser for the Fund at rates that are greater than the rate negotiated with RE Advisers for the Fund managed as an Index fund seeking to track the performance of the Index. As a result, the increase in the management fee rate would bring the compensation of RE Advisers, by the Fund, closer in line with the compensation of actively managed equity funds.

Current Investment Management Agreement.  RE Advisers, 4301 Wilson Boulevard, Arlington, Virginia 22203, currently serves as the Fund’s investment manager pursuant to the Investment Management Agreement. RE Advisers is registered as an investment adviser under the 1940 Act. RE Advisers is a wholly owned subsidiary of National Rural Electric Cooperative Association (“NRECA”). NRECA is located at 4301 Wilson Boulevard, Arlington, Virginia 22203. Pursuant to the Investment Management Agreement, RE Advisers provides investment advisory and related management and administrative services to the Fund.

Additional information about RE Advisers, including the principal executive officers and directors of RE Advisers is provided later in this Proxy Statement under “Additional Information About RE Advisers.”

Under the terms of the Investment Management Agreement, and subject to the supervision and direction of the Fund’s Board, RE Advisers has agreed to, among other things: (1) provide a continuous investment management program for the Fund, (2) determine from time to time what investments will be purchased, retained or sold by the Fund, and (3) place purchase and sale orders for the Fund’s investments. In performing these services, RE Advisers complies with all investment policies of the Fund in effect from time to time and such general guidance, policies and instructions as the Board may additionally establish. RE Advisers is permitted under the Investment Management Agreement, to delegate all or a portion of its duties under the Investment Management Agreement. The Investment Management Agreement, which is dated September 15, 2004, was most recently renewed by the Fund’s Board at a meeting held on September 18, 2008. The Investment Management Agreement was approved by the initial shareholder on January 22, 2001.

The Current Fee.  Currently, the Fund pays a management fee to RE Advisers at an annual rate of 0.25% of the Fund’s daily assets, as computed daily and paid monthly (the “Current Fee”). During the fiscal year ended December 31, 2007, the Fund paid RE Advisers $19,895 in management fees pursuant to the Investment Management Agreement. For the year ended December 31, 2007, the Fund incurred $100,382 in total annual operating expenses, none of which was waived by RE Advisers.

The Proposed Fee.  Under the Proposal, the Fund would pay a management fee to RE Advisers at an annual rate of 0.65% of the Fund’s average daily net assets up to $250 million and 0.60% of the Fund’s average daily net assets over $250 million, as computed daily and paid monthly (“Proposed Fee”). If the Proposed Fee had been in effect for the most recent fiscal year ended December 31, 2007, the Fund would have paid $51,728 in management fees to RE Advisers. The Proposed Fee would have resulted in a 160% increase in the management fees paid by the Fund. However, if the Proposed Fee had been in place for the year ended December 31, 2007, the Fund would have incurred $132,215 in total annual operating expenses, of which $56,613 would have been waived by RE Advisers, for net Fund expenses of $75,602.

In order to illustrate the impact of the Proposed Fee on the Fund’s annual operating expenses, we have provided a pro forma fee table and expense example. The fee table and expense example are designed to assist shareholders in evaluating the Proposal. The expense example that follows the fee table below is also intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below compares the Fund’s operating expenses (including the management fee) for the fiscal year ended December 31, 2007 with the Current Fee in place to the Fund’s hypothetical operating expenses for the same period if the Proposed Fee had been in place for the entire fiscal year.

Actual Fund Operating Expenses
(Expenses Deducted from Fund Assets)	Current Fee	Proposed Fee

Management Fees	0.25%	0.65%
Distribution (12b-1) Fees	None	None
Other Expenses	1.01%	1.01%
Acquired Fund Fees and Expenses	0.20%	0.00%

Total Annual Fund Operating Expenses	1.46%	1.66%
Less Expense Limitations and Fee Reimbursements*	0.51%*	0.71%**

Total Net Expenses	0.95%	0.95%

*	On April 29, 2008, the expense limitation agreement between RE Advisers and the Company, on behalf of the Fund, was revised to cap expenses of the Fund at .75% (the expense cap does not apply to acquired fund fees and expenses). Prior to this change, expenses were capped at 1.50%. The table reflects the new limit.

**	Based on RE Advisers’ proposed contractual agreement to waive fees and reimburse expenses in order to keep total expenses from exceeding 0.95%. The agreement would be for a one year period ending December 5, 2009. At that time, the agreement may be renewed.

The following hypothetical illustrates the operating expenses you would incur if you invested $10,000 in the Fund for the periods shown and then redeemed all of your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, that you reinvest all dividends and distributions and that the Fund operating costs remain the same remain, except for the expense reimbursement which is only in effect during the first year. The example is for comparison only and does not represent the Fund’s actual or future expenses or return.

	1 Year	3 Years	5 Years	10 Years

Current Fee	$97	$412	$749	$1,703
Proposed Fee	$97	$454	$835	$1,906

Proposed Amended Responsibilities.  The Amended Agreement would impose additional express duties on RE Advisers appropriate for the proposed subadviser structure. The key additional responsibilities include reviewing current and proposed subadvisers as well as assessing whether to retain or terminate any such subadviser, and for what fee rate and other terms.

Such additional responsibilities will be managed by a team of investment professionals led by Peter R. Morris at RE Advisers.

Reasons for the Board’s Approval.  The Board met on September 18, 2008 to consider a recommendation and proposal by RE Advisers to amend the existing Investment Management Agreement between RE Advisers and the Company, on behalf of the Fund, for the purposes described above.

RE Advisers had mentioned the potential restructuring to the Board on various occasions over the prior year, but had not submitted a formal proposal until the materials prepared for the Board’s review in advance of that meeting. That proposal, which includes this Proposal 2, was unanimously approved by the Board, including the Independent Directors.

The Board, including the Independent Directors, considered and unanimously approved amending the Investment Management Agreement to increase the fee rate and to provide for the subadviser structure.

In considering whether to approve the Amended Agreement, the Board, including the Independent Directors, considered and discussed a substantial amount of information and analysis provided by RE Advisers. The Board also considered detailed information regarding expenses of other investment companies, including those with similar investment objectives and sizes.

The Board reviewed the proposed approval of the Amended Agreement with the management of RE Advisers and with independent legal counsel. The Board also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed approval. The Independent Director discussed the proposed approval in detail during a private session with their independent legal counsel at which no representatives of RE Advisers were present.

In advance of the meeting, and in response to their request, the Board received from RE Advisers written responses to their inquiries, which included substantial exhibits and other materials related to RE Advisers’ business and the services it provides to the Fund. The Board took into account their multi-year experience as a Board and particularly their consideration of Investment Management Agreement in recent years, noting that the information was presented in a similar manner and format. To focus their review, the Board asked RE Advisers management, in their oral presentations, to highlight material differences from the information presented in recent years and material differences between the Investment Management Agreement and the Amended Agreement. During the meeting, the Directors had an opportunity to discuss this information with RE Advisers managers, including senior executives, representatives from the legal, compliance and finance departments and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the proposed investment process. The Board also discussed with RE Advisers managers the accounts that T. Rowe Price will manage for certain clients related to NRECA.

In reaching their determinations relating to the approval of the Amended Agreement, the Directors considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the following:

The Nature, Extent and Quality of Services Provided.  The Board reviewed the services provided by RE Advisers, and the Board, including the Independent Directors, found that the high quality advisory and administrative services performed by RE Advisers continue to be satisfactory.

In connection with their consideration of RE Advisers’ services specifically, the Board focused on the favorable attributes of RE Advisers, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing a subadviser’s activities and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals with a depth of experience; (iv) access to significant technological resources from which the Fund may benefit; and (v) a favorable history and reputation. The Board discussed with senior officers of RE Advisers the personnel changes made, and proposed to be made, by

RE Advisers. The Board noted that the Fund represents only a small portion of the assets managed by RE Advisers, but benefits from a full array of services and resources provided by RE Advisers.

The Board noted the additional responsibilities associated with selecting and managing a subadviser. The Board expects that these additional services also will be of a high quality and should benefit the Fund.

In light of the foregoing, the Board, including the Independent Directors, concluded that the high quality of advisory and administrative services provided by RE Advisers continue to be satisfactory.

Investment Performance of the Fund.  The Board previously considered the investment performance of the Fund for various periods. However, in considering the Amended Agreement and the new subadviser structure and new investment objective, the Board focused on RE Advisers’ proposed investment approach for the Fund and information from RE Advisers about the potential for the new structure to improve the consistency of performance.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund.  The Board considered the cost of the services provided by RE Advisers. The Board reviewed the information it had requested from RE Advisers concerning its profitability from the fees and the services provided to the Fund and the financial condition of RE Advisers for various past periods. The Board considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Fund. The Board reviewed RE Advisers’ assumptions and the methods of cost allocation used by RE Advisers in preparing Fund-specific profitability data. The Board also discussed with RE Advisers the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board noted and discussed the additional services provided by RE Advisers to the Fund compared to other investment products managed by RE Advisers, and noted the fact that RE Advisers, and not the Fund, would pay the subadvisory fees to the subadviser. The Board determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board also recognized that RE Advisers had made significant investments in the business of the Fund and had not fully recovered the sums invested. Based on its review, the Board, including the Independent Directors, concluded that they were satisfied that the level of profitability that could be achieved by RE Advisers from its relationship with the Fund was not unreasonable or excessive. The Board specifically noted that with the current fee waiver and the current asset size of the Fund, RE Advisers would not make a profit from managing the Fund.

The Board reviewed the proposed increase in the fee rate under the Amended Agreement and noted that a substantial portion of the increase would be consumed by the subadvisory fee that RE Advisers would pay to the subadviser, and the same likely would be true with respect to any subadviser that would replace T. Rowe Price if that change were to occur. The consensus of the Board was that RE Advisers’ profitability from the fee rate increase would not be materially affected and likely would remain at a similar reasonable level. The Board also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets at least until December 5, 2009.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect such Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board was satisfied that the breakpoints currently included in the fee structure would allow shareholders to share in the economies of scale.

Comparison of Services to be Rendered and Fees to be Paid.  The Board discussed the services provided to the Fund by RE Advisers, and the fees charged for those services under the Advisory Agreement. The Board reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to similar products. They determined that the Fund’s figures were within the applicable peer group range. In addition, the Board considered its discussion with representatives of RE Advisers about the fees being charged to the Fund and considered the other administrative services provided by RE Advisers to the Fund. In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the services provided to the Fund.

The Board’s consensus was that the higher fee rate being proposed still compared favorably to the applicable peer group given the high quality of services and the subadviser structure.

Fall-Out Benefits.  The Board considered other actual and potential financial benefits that RE Advisers may derive from its relationship with the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through RE Advisers, and that the Fund represents only a small portion of the assets managed by RE Advisers. The Board agreed that this prior view has not been affected by the proposed fee and structure change.

The Board’s Conclusion.  No single factor was determinative to the Board’s decision. Based on the Board’s discussion and such other matters as were deemed relevant, the Board, including the Independent Directors, concluded that the proposed management fee rate and projected total expense ratios were reasonable in relation to the services to be provided to the Fund. The Board also concluded that the proposed fee rate change and subadviser structure would be in the best interests of the Fund and its shareholders.

Implementation.  If approved by shareholders, the increased management fee rate will be implemented as soon as practicable, following shareholder approval of this Proposal 2 and Proposals 1 and 3.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the approval of this Proposal 2.

In the event that Proposals 1, 2 and 3 are not approved by shareholders, the Board of Directors will consider other options for the future of the Fund, which could include recommending that the Fund be closed.

PROPOSAL 3

APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT
BETWEEN RE ADVISERS AND T. ROWE PRICE

Background.  The Board, including the Independent Board Directors, has approved, and recommends that the shareholders of the Fund approve a proposed new subadvisory agreement with T. Rowe Price (the “Subadvisory Agreement”).

T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, offers individuals and institutions around the world investment management guidance and expertise. As of June 30, 2008, T. Rowe Price managed over $387.7 billion in assets. Its principal place of business is 100 East Pratt Street, Baltimore, Maryland 21202. The names and principal occupations of each principal executive officer and each director of T. Rowe Price are as follows:

Name	Title

Edward C. Bernard	Director
James A.C. Kennedy III	President and Director
Mary J. Miller	Director
Kenneth V. Moreland	Chief Financial Officer
Brian C. Rogers	Director and Chief Investment Officer
David J. L. Warren	Director
John R. Gilner	Chief Compliance Officer

Exhibit D contains information about other investment companies with similar investment objectives to that of the Fund for which T. Rowe Price provides investment management services.

RE Advisers’ recommendations to the Board concerning the proposed new structure for the Fund were based on an extensive analysis by RE Advisers. A selection process resulted in a more-detailed analysis of potential subadvisers including T. Rowe Price. This list of potential subadvisers was further narrowed through additional due diligence by RE Advisers’, which involved in-person interviews and the consideration of the history of each subadviser’s organization, its people and culture, its investment philosophy and process, its past performance, resources and compliance histories. Representatives of T. Rowe Price, including the proposed portfolio manager of the Fund, met in person with RE Advisers and the Board on June 13, 2008. After the conclusion of an extensive and careful selection process, and in consultation with the Board, RE Advisers proposed that the T. Rowe Price serve as subadviser to the Fund. At a meeting held on September 18, 2008, the Board, including the Independent Directors unanimously approved and voted to recommend to the shareholders of the Fund that they approve a Subadvisory Agreement with T. Rowe Price.

Information about the Proposed Investment Subadvisory Agreement.  Under the proposed Subadvisory Agreement (attached as Exhibit C to this Proxy Statement) and subject to oversight of the Board and RE Advisers, T. Rowe Price has agreed to (1) provide a continuous investment program for the Fund, including investment research and management, (2) determine what investments will be purchased, retained or sold by the Fund, and (3) place purchase and sale orders for the Fund’s investments. Pursuant to the Subadvisory Agreement, T. Rowe Price would consult with RE Advisers from time to time regarding Fund matters, including investment strategy and portfolio characteristics.

The Subadvisory Agreement provides that T. Rowe Price is paid a subadvisory fee according to the following annual rates: 0.50% of the first $50 million of assets under management, 0.40% of the next $50 million, 0.40% on all assets when assets exceed $100 million, and 0.375% on all assets when assets exceed $250 million. T. Rowe Price contractually has agreed to waive the first breakpoint of 0.50% until the assets of the Fund reach $50 million. RE Advisers is responsible for paying the subadvisory fee out of its own assets and, therefore, the Fund is not directly responsible for paying the subadvisory fee.

The proposed Subadvisory Agreement provides that T. Rowe Price is liable and shall indemnify RE Advisers and the Fund for any losses incurred by the Fund to the extent that such losses resulted from an act or omission on the part of T. Rowe Price or its officers, directors or employees that is found to involve willful misfeasance, bad faith or gross negligence, or reckless disregard by T. Rowe Price of its duties under the proposed Subadvisory Agreement.

The Subadvisory Agreement will be in effect for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually by (1) the Board, or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on the approval.

The proposed Subadvisory Agreement may be terminated at any time without penalty by the Board, or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), on 90 days’ written notice to T. Rowe Price. The Subadvisory Agreement also may be terminated, without penalty, by RE Advisers : (1) upon 90 days’ written notice to T. Rowe Price, (2) upon material breach by T. Rowe Price of any of the representations and warranties set forth in the Subadvisory Agreement, or (3) upon T. Rowe Price becoming unable to discharge its duties and obligations under the Subadvisory Agreement, including circumstances such as financial insolvency of T. Rowe Price or other circumstances that could adversely affect the Fund. T. Rowe Price may terminate the Subadvisory Agreement at any time, without penalty, on 90 days’ written notice to RE Advisers. The Subadvisory Agreement will terminate automatically in the event of its assignment or upon termination of the Amended Agreement.

The Subadvisory Agreement may only be amended by an instrument in writing signed by the party against which enforcement of the amendment is sought, provided that material amendments will be effective only if approved by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), unless the Company receives an order from SEC or opinion of counsel permitting it to modify the Subadvisory Agreement without such vote or such action is otherwise permissible under the 1940 Act or rules thereunder.

Board of Directors’ Recommendation to Approve the Proposed Subadvisory Agreement.  On September 18, 2008, the Board met in person at a meeting called for the purpose of considering, among other things, the Proposed Subadvisory Agreement. RE Advisers had mentioned the potential restructuring of the Fund to the Board on various occasions over the prior year, but had not submitted a formal proposal until that meeting. In preparation for this consideration, the Fund’s outside counsel, on behalf of the Board, requested that T. Rowe Price provide a wide variety of materials including information about T. Rowe Price’s and its affiliates’, personnel and operations. Specifically, the Board requested and received written materials from T. Rowe Price regarding: (a) the investment management and other services T. Rowe Price would provide under the proposed Subadvisory Agreement;

(b) T. Rowe Price’s investment management personnel; (c) T. Rowe Price’s financial condition; (d) the level of the subadvisory fees that T. Rowe Price would charge compared with the fees charged in connection with comparable mutual funds; (e) T. Rowe Price’s compliance program; and (f) T. Rowe Price’s disaster recovery plan.

Reasons for the Board’s Approval.  At the meeting, the Directors, including all of the Independent Directors, unanimously approved the proposed Subadvisory Agreement between RE Advisers and T. Rowe Price. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services to be provided to the Fund under the Subadvisory Agreement;

•	comparative performance information;

•	the costs of the services to be provided by T. Rowe Price; and

•	additional considerations, as outlined below.

The Board’s consideration with respect to each of the above factors is set forth below.

The nature, extent and quality of the services to be provided to the Fund under the Subadvisory Agreement.  As noted above, the Board considered the nature, extent and quality of the services that would be provided by T. Rowe Price to the Fund and the resources T. Rowe Price would dedicate to the Fund. In this regard, the Board evaluated, among other things, T. Rowe Price’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process to be used by T. Rowe Price in managing the Fund. In this context, the Directors considered T. Rowe Price’s in-house research capabilities, as well as other resources available to T. Rowe Price, including research services available to T. Rowe Price as a result of securities transactions effected for investment advisory clients of T. Rowe Price. The Board considered the managerial and financial resources available to T. Rowe Price and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Proposed Subadvisory Agreement.

The Board also considered the quality of the services to be provided by T. Rowe Price and the quality of the resources that would be available to the Fund. The Board was advised that the standard of care under the Proposed Subadvisory Agreement was comparable to that found in many investment advisory agreements. The Board considered T. Rowe Price’s experience and reputation, the professional qualifications of its personnel, and the size and functions of its staff. The Board considered the complexity of managing the Fund relative to other types of funds.

The Board concluded that the services to be provided by T. Rowe Price should benefit the Fund and its shareholders and also concluded that the investment philosophy, process, and research capabilities of T. Rowe Price would be appropriate for the Fund, given the proposed change to its investment objective and strategy. The Board concluded that the scope of the services to be provided to the Fund by T. Rowe Price were consistent with the Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services to be provided, supported the approval of the Subadvisory Agreement.

Comparative performance information.  As noted above, the Board received information about the performance of accounts managed by T. Rowe Price with a similar investment objective as that proposed for the Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. The Board reviewed performance over various time periods, including one-, three-, five-and ten-year periods, performance under different market conditions and during different phases of the market cycle and the volatility of T. Rowe Price’s returns. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Proposed Subadvisory Agreement, that the performance of the accounts managed by T. Rowe Price with a similar investment objective to the Fund’s proposed investment objective was sufficient to merit approval of the Proposed Subadvisory Agreement.

The costs of the services to be provided by T. Rowe Price.  The Board considered the fees to be paid to T. Rowe Price under the Subadvisory Agreement. This information included comparison of the Fund’s proposed subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund as well as the proposed management fee to be paid to RE Advisers under the Amended Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Board also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least December 5, 2009. The Board noted RE Advisers’ and T. Rowe Price’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Fund.

The Board also considered the compensation directly or indirectly to be received by T. Rowe Price from its relationship with the Fund. The Directors noted that RE Advisers would pay T. Rowe Price from the management fees received from the Fund.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Additional Considerations.  The Board also considered possible conflicts of interest associated with the provision of investment advisory services by T. Rowe Price to other clients. The Board considered the procedures of T. Rowe Price designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of T. Rowe Price in these matters. The Board also received and considered information concerning procedures of T. Rowe Price with respect to the execution of portfolio transactions.

Based on the Boards’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Subadvisory Agreement and concluded that the compensation under the Proposed Subadvisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board did not identify any particular information that was all-important or controlling.

Interests of Fund’s Directors and Officers in the Proposal.  None of the current members of the Board or officers of the Fund currently holds an office with, or is employed by, T. Rowe Price, or has purchased or sold securities or ownership interests of T. Rowe Price, its parents, or subsidiaries during the Fund’s most recently completed fiscal year.

Implementation.  If approved by shareholders, T. Rowe Price will assume responsibility for the day-to-day management of the Fund, as soon as practicable following shareholder approval of this Proposal 3 and Proposals 1 and 2.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the approval of Proposals 3.

In the event that Proposals 1, 2 and 3 are not approved by shareholders, the Board of Directors will consider other options for the future of the Fund, which could include recommending that the Fund be closed.

PROPOSAL 4

APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” ARRANGEMENT WHEREBY RE ADVISERS, AS THE FUND’S INVESTMENT ADVISER, UNDER CERTAIN CIRCUMSTANCES, WILL BE ABLE TO HIRE AND REPLACE SUBADVISERS TO THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL

Background.  RE Advisers currently serves as the investment adviser and administrator of the Fund, pursuant to the Investment Management Agreement, the terms of which are discussed in Proposal 2.

If RE Advisers delegates its portfolio management duties to a subadviser with respect to the Fund, the 1940 Act requires that the subadvisory agreement must be approved by the shareholders of the Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a mutual fund, such as the Fund, except pursuant to a written contract that has been approved by shareholders of the Fund. Therefore, to comply with Section 15 of the 1940 Act, the Fund must obtain shareholder approval of a subadvisory agreement in order to employ one or more subadvisers, replace an existing subadviser with a new subadviser, materially change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadvisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

“Manager of Managers” Arrangement.  Because of the expense and delays associated with obtaining shareholder approval of subadvisers and related subadvisory agreements, many mutual fund investment advisers and mutual fund families have requested and obtained orders from the SEC exempting them from certain requirements of Section 15 of the 1940 Act and the rules thereunder (“Orders”). Subject to the conditions delineated therein, the Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to the funds, whereby the advisers may retain unaffiliated subadvisers for the funds without first obtaining shareholder approval. Because investment advisers can replace and hire new subadvisers without shareholder approval, shareholders who approve a “manager of managers” arrangement give the adviser the sole ability to choose future subadvisers and give up their vote in this decision.

In addition, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the “Rule”). If adopted as proposed, the Rule would permit the Board and RE Advisers to employ a “manager of managers” arrangement with respect to the Fund without obtaining an Order, provided that shareholders of the Fund approve the “manager of managers” arrangement before implementation. The ultimate conditions that would be included in the final Rule are expected to be very similar to those included in recent Orders, but the conditions could differ to some extent from those in recent Orders or the proposed Rule.

Although at this time the Fund has not yet filed an application with the SEC for an Order, the Fund expects to file such an application if the Rule is not adopted in the near future.

Employment of the “manager of managers” arrangement by RE Advisers and the Fund is contingent upon either (1) receipt of an Order from the SEC, or (2) the adoption of the Rule by the SEC, and upon approval of such an arrangement by the Fund’s shareholders. Neither RE Advisers nor the Fund can assure shareholders that the SEC will either grant an Order or adopt the Rule. Because the Board called the Meeting to seek shareholder approval of Proposals 1, 2 and 3, the Board determined to seek shareholder approval of a “manager of managers” arrangement at the Meeting to avoid additional meetings and proxy solicitation costs in the future.

Application of the Proposed “Manager of Managers” Arrangement by the Fund.  The proposed “manager of managers” arrangement would permit RE Advisers, as the Fund’s investment adviser, to appoint and replace unaffiliated subadvisers, and enter into and amend existing and new subadvisory agreements with unaffiliated subadvisers on behalf of the Fund without shareholder approval. The “manager of managers” arrangement is intended to enable the Fund to operate with greater efficiency and help the Fund enhance performance by allowing RE Advisers to employ existing and new subadvisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of subadvisers and related subadvisory agreements. The Board believes that it is in the best interests of the Fund and its shareholders to adopt a “manager of managers” arrangement should it seek to amend an agreement with an existing subadviser or to approve any new subadviser for the Fund in the future.

The process of seeking shareholder approval is administratively expensive to the Fund, and may cause delays in executing changes that the Fund’s Board and RE Advisers have determined are necessary or desirable. These costs are often borne by the Fund (and therefore indirectly by the Fund’s shareholders). If shareholders approve the policy authorizing a “manager of managers” arrangement for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint new unaffiliated subadvisers, in instances in which the Board and RE Advisers believe that the appointment would be in the best interests of the Fund and its shareholders.

In the absence of shareholder approval of new subadvisory agreement, the Board would oversee any subadviser selection process to help ensure that the interests of shareholders invested in the Fund are protected whenever RE Advisers would seek to select a new subadviser or modify a subadvisory agreement. Specifically, the Board would evaluate and approve all subadvisory agreements as well as any modification to an existing subadvisory agreement. In reviewing new subadvisory agreements or modifications to existing subadvisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser and the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser’s compliance with federal securities laws and regulations. To the extent RE Advisers retains, and the Fund’s Board approves, one or more subadvisers for the Fund, RE Advisers would bear the cost of the subadvisory fees payable to any such subadviser, as is the case currently under the proposed Subadvisory Agreement.

Furthermore, operation of the Fund under the proposed “manager of managers” arrangement would not: (1) permit the management fee rate paid by the Fund to RE Advisers to be increased without shareholder approval; or (2) diminish RE Advisers responsibilities to the Fund, including RE Advisers overall responsibility for the portfolio management services furnished by its subadvisers. Until receipt of an Order from the SEC or the adoption and effectiveness of the Rule, RE Advisers will enter into new subadvisory agreements only with shareholder approval, to the extent required by applicable law.

Under the “manager of managers” arrangement, shareholders would receive notice of, and information pertaining to, any new subadvisory agreement and the fees payable thereunder, or any material change to an existing subadvisory agreement. In particular, shareholders would receive the same information about a new subadvisory agreement and a new subadviser that they would receive in a Proxy Statement related to their approval of a new subadvisory agreement in the absence of a “manager of managers” arrangement. In each case, shareholders will receive such notice and information as required by the Order or the Rule, as applicable.

If this Proposal 4 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for RE Advisers to enter into any new subadvisory agreement or to amend any existing subadvisory agreement with respect to the Fund.

Reasons for the Board’s Approval.  At a meeting held on September 18, 2008, the Board, including the Independent Directors of the Fund, unanimously approved the use of the “manager of managers” arrangement and determined (1) that it would be in the best interests of the Fund and its shareholders, and (2) to obtain shareholder approval of the same. In evaluating this arrangement, the Board considered various factors and other information, including the following:

1. A “manager of managers” arrangement will enable the Board to act more quickly, with less expense to the Fund, in appointing new subadvisers when the Board and RE Advisers believe that such appointment would be in the best interests of the Fund and its shareholders;

2. RE Advisers would continue to be directly responsible for monitoring a subadviser’s compliance with the Fund’s investment objective and investment strategies and analyzing the performance of the subadviser; and

3. No subadviser could be appointed, removed or replaced without the Board’s approval and involvement.

The Board unanimously recommends that shareholders of the Fund vote “FOR” the approval of this Proposal 4.

PROPOSAL 5

TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT(S) THEREOF

No business other than the matters described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Company.

OTHER INFORMATION

Administrator and Transfer Agent.  RE Advisers serves as the administrator of the Fund and of each series of the Company. BFDS, Inc., located at 330 W. 9th Street, 1st Floor, Kansas City, Missouri 64105-1514, serves as the transfer agent.

Shareholder Proposals.  As a general matter, the Company does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a shareholder meeting of the Company should send such proposal to the Company at 4301 Wilson Boulevard, Arlington, Virginia 22203. Rules promulgated by the SEC require that, to be considered for presentation at a shareholder meeting, a shareholder’s proposal must, among other things, be received at the offices of the Company a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Communications with the Board.  Shareholders wishing to submit written communications to the Board should send their communications to the Company at 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Reports to Shareholders.  Copies of the Fund’s most recent annual report to shareholders, and most recent semi-annual report to shareholders, if any, will be furnished without charge upon request by writing to the Fund at 4301 Wilson Boulevard, Arlington, Virginia 22203, or by calling 1-[800-242-0134].

Inquiries.  Shareholders may make inquiries concerning the Proposals by contacting Homestead Funds at 1-800-258-3030 and saying “Representative.”

Principal Underwriter and Distributor.  RE Investment serves, without compensation from the Fund, as principal underwriter and distributor to the Company pursuant to an agreement between RE Investment and the Company. RE Investment, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of NRECA United, Inc., which, in turn, is a wholly-owned subsidiary of NRECA.

List of Directors and Officers of the Company

INDEPENDENT DIRECTORS

				Number of	Other
	Position(s)	Term of Office	Principal	Portfolios	Directorships
Name, Address and	Held with	and Length of	Occupation(s)	Overseen by	Held by
Date of Birth(1)	the Fund	Time Served	During Past Five Years	Director	Director

Douglas W. Johnson 6/2/55	Director, Chairman of Audit Committee	2003-present	CEO, Blue Ridge (Electric Membership Corporation) (1979-present)	8	None

Francis P. Lucier 10/1/27	Director, Member of Audit Committee	1997-present	Retired (2006-present); Chairman, GlaxoSmithKline Trust Investment Committee (1995-2006)	8	None

James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee	1990-present	Of Counsel, Krooth & Altman LLP (law firm) (2007-present); Partner, Krooth & Altman LLP (1981-2007)	8	None

Anthony C. Williams 1/2/42	Director, Member of Audit Committee	1990-present	Retired (2000-present)	8	None

Sheldon C. Petersen 2/21/53	Director, Member of Audit Committee	2005-present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	8	None

Kenneth R. Meyer 8/11/44	Director, Member of Audit Committee	2005-present	Retired (2004-present); CEO and Asset Manager, Lincoln Capital Management Company (1981-2004)	8	None

Mark Rose 4/19/53	Director, Member of Audit Committee	2005-present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-present)	8	None

INTERESTED DIRECTORS AND OFFICERS

				Number of	Other
	Position(s)	Term of Office	Principal	Portfolios	Directorships
	Held with	and Length of	Occupation(s)	Overseen by	Held by
Name, Address and Date of Birth(1)	the Fund	Time Served	During Past Five Years	Director	Director

Peter R. Morris(2) 9/28/48	Director, President	1990-present	President and Director of RE Advisers (2002-present); Vice President and Director of RE Investment Corporation (1990-present); Secretary, RE Investment Corporation (1990-2008); Vice President and Chief Investment Officer of NRECA (1988-present); Vice President and Director of RE Advisers (1990-2002)	8	RE Advisers, RE Investment Corporation

Anthony M. Marinello(3) 4/13/46	Director, Vice President	1990-present	Retired (2004-present); Vice President, Cooperative Network (2000-2004)	8	None

				Number of	Other
	Position(s)	Term of Office	Principal	Portfolios	Directorships
	Held with	and Length of	Occupation(s)	Overseen by	Held by
Name, Address and Date of Birth(1)	the Fund	Time Served	During Past Five Years	Director	Director

Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005-present	Chief Compliance Officer of RE Advisers Corporation (2005-present); Chief Compliance Officer of RE Investment Corporation (2005-present); Executive Director of Management Advisory Services of NRECA (2007-present); Secretary, Homestead Funds (2005-2007); Secretary, RE Advisers (2005-2007); Senior Director of Management Advisory Services of NRECA (2004-2007); Manager of Management Advisory Services of NRECA (2002-2004)	N/A	N/A

Amy M. DiMauro 7/29/71	Treasurer	2007-present	Director, Daily Pricing of NRECA (2007-present); Treasurer and Director of RE Investment Corporation (2006-present); Manager of Mutual Fund Accounting of NRECA (2000-2007)	N/A	N/A

Kelly Bowers Whetstone 11/21/77	Secretary	2008-present	Counsel and Director of Compliance of NRECA (2007-present); Secretary, RE Advisers (2008-present); Secretary, RE Investment Corporation (2008-present); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007); prior thereto, Associate, Seward & Kissel LLP (2003-2005).	N/A	N/A

(1)	The address of each director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.

(2)	Mr. Morris is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Morris is the Vice President and a director of RE Investment Corporation, Homestead Funds’ distributor, and he is the President and a director of RE Advisers, Homestead Funds’ investment adviser. Mr. Morris also is an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

(3)	Mr. Marinello is deemed to be a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Marinello recently retired from serving as the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns Homestead Funds’ distributor, RE Investment Corporation, and Homestead Funds’ investment adviser, RE Advisers.

Additional Information About RE Advisers.  The directors and the principal executive officers of RE Advisers are as follows:

Name	Title

Peter R. Morris	President and Director
Stuart E. Teach	Vice President and Director
Craig Blackburn	Treasurer and Director
Martin J. Lowery	Director
Danielle C. Sieverling	Chief Compliance Officer
Kelly Bowers Whetstone	Secretary

By Order of the Board of Directors

Peter R. Morris
President of Homestead Funds, Inc.
October 9, 2008

Exhibit A

Form of Proposed Amended Investment Management Agreement

AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

Investment Management Agreement made as of the December   , 2008, by and between Homestead Funds, Inc., a Maryland corporation (the “Company”), on behalf of the Growth Fund (the “Fund”), and RE Advisers Corporation, a Virginia corporation (the “Investment Manager”).

WHEREAS, the Company engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Company is a series type investment company currently consisting of eight series, each with its own investment program, policies, and investment objectives, and restrictions; and

WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and is registered as an investment manager under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Fund (formerly known as the Nasdaq-100 Index Tracking StockSM Fund) had been since its inception through the date of this Agreement a passively managed index fund, the Company initially retained the Investment Manager to render investment management services (i.e., investment advisory and administrative services) to the Fund pursuant to an agreement dated January 1, 2001, which agreement was amended and restated as of September 26, 2003 and September 15, 2004; and

WHEREAS, because the Fund is transitioning to an actively managed fund, the parties hereto have mutually agreed to amend certain terms of that agreement as reflected herein;

NOW THEREFORE, the parties hereto agree as follows:

1. Duties and Responsibilities of the Investment Manager.

1.1 Investment Advisory Services.  The Investment Manager shall act as the investment manager to the Fund and shall, subject to the supervision of the Company’s Board of Directors, provide the following investment advisory services: (i) supervise and monitor the investment activities of any subadviser approved for the Fund by the Board of Directors of the Company; (ii) delegate all or any portion of its responsibilities hereunder to one or more subadvisers subject to the supervision and oversight of the Investment Manager and the Board of Directors of the Company (as contemplated in Section 5 of this Agreement), provided that the Investment Manager retains the overall responsibility for the general management of the Fund; (iii) formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund’s investment objectives, investment program, policies and restrictions, that may be amended and updated, from time to time, to reflect changes in financial and economic conditions; (iv) make all determinations with respect to the investment of the Fund’s assets in accordance with applicable law and the Fund’s investment objectives, investment program, policies, and restrictions as provided in the Company’s Prospectus and Statement of Additional Information, as amended from time to time, provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and such other limitations as the Board of Directors of the Company may impose by notice in writing to the Investment Manager; (v) make all determinations as to the purchase and sale of the portfolio securities, including advising the Board of Directors as to certain matters involving the Fund’s portfolio securities that are not in the nature of investment decisions; (vi) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under this Agreement; (vii) furnish the Board of Directors with periodic reports concerning the Investment Manager’s economic outlook and investment strategy, as well as information concerning the Fund’s portfolio activity and investment performance; (viii) determine the creditworthiness of the issuers, obligors, or guarantors of money market and debt securities utilized by the Fund; and (ix) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions. In furtherance of this duty, the Investment Manager, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund and the Board of Directors of the Company to buy, sell, exchange, convert for the Fund’s use, and otherwise trade in any money market instruments’ bonds, and other securities or assets, and to select the broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters, or issuers.

1.2 Administrative Services.  In addition to investment advisory services set forth above in 1.1, the Investment Manager shall oversee the administration of all aspects of the Company’s business and affairs with respect to the Fund and shall provide certain services required for effective administration of the Company with respect to the Fund, in connection therewith, the Investment Manager shall:

1.2.1 Office and Other Facilities.  Furnish, without cost to the Company, or provide and pay the cost of, such office facilities, furnishings, and office equipment as are adequate for the Company’s needs.

1.2.2 Personnel.  Provide, without additional remuneration from or other cost to the Company, the services of individuals competent to perform all of the Company’s executive, administrative, compliance, and clerical functions that are not covered by 2.2.9 below or performed by or through employees or other persons or agents engaged by the Company (including, e.g., the custodian, accounting services agent, transfer agent, dividend disbursing agent and shareholder servicing agent).

1.2.3 Agents.  Assist the Company in selecting, coordinating the activities of, supervising, and acting as liaison with any other persons and agents engaged by the Company, including the Company’s sub-advisers, custodian, accounting services agent, transfer agent, dividend disbursing agent, shareholder servicing agent, independent accountants, and independent legal counsel. The Investment Manager shall also monitor the functions of such persons and agents, including, in particular, the accounting services agent in its evaluation of the Fund’s portfolio securities.

1.2.4 Directors and Officers.  Authorize and permit the Investment Manager’s directors, officers and employees who may be elected or appointed as directors or officers of the Company to serve in such capacities, without remuneration from or additional cost to the Company.

1.2.5 Books and Records.  Ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Company or on its behalf will be maintained and preserved by the Company or on its behalf will be maintained in accordance with applicable laws and regulations and that the Company’s corporate existence will be maintained.

1.2.6 Reports to the Company.  Furnish to or place at the disposal of the Company such information, reports, evaluations, analyses, and opinions relating to its administrative functions as the Company may, at any time or from time to time, reasonably request or as the Investment Manager may deem helpful to the Company.

1.2.7 Reports and Filings.  Assist in the development and preparation of all reports and communications by the Company to the Fund’s shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Company’s shares under federal and state law.

2. Allocation of Expenses

2.1 Expenses Paid by Investment Manager.

2.1.1 Salaries and Fees of Directors and Officers.  As between the Fund and the Investment Manager, the Investment Manager shall pay all salaries, expenses and fees, if any of the directors, officers or employees of the Investment Manager who are directors, officers or employees of the Company. The Investment Manager has obtained such personnel through an agreement with National Rural Electric Cooperative Association, which has primary responsibility for the salaries, expenses and fees of persons provided to serve as directors, officers and employees of the Investment Manager.

2.1.2 Waiver or Assumption and Reimbursement of the Company’s Expenses by Investment Manager.  The waiver of assumption and reimbursement by the Investment Manager of any expense of the Company that the Investment Manager is not required by this Agreement to waive, or assume and reimburse, shall not obligate the Investment Manager to waive, or assume or reimburse, the same or any similar expense of the

Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Investment Manager.

2.1.3 Organizational Expenses.  The Investment Manager shall pay or assume all organizational expenses of the Company.

2.2 Expenses paid by the Company.  The Company, with respect to the Fund, shall bear all expenses of its operations and business not specifically waived, assumed or agreed to be paid by the Investment Manager as provided in this Agreement or any other agreement between the Company and the Investment Manager. In particular, the expenses hereby allocated to the Company, with respect to the Fund, include, but are not limited to:

2.2.1 Custody and Accounting Services.  All fees and expenses of depositories, custodians, accounting service agents, and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Fund’s cash, securities, and other property, including, among other things, fees and expenses for the calculation of standardized effective and compound yield quotations for the Fund, maintenance of ledgers, position and income reports, and settlement of fund purchases and sales.

2.2.2 Transfer Agency, Shareholder Servicing, and Dividend Disbursement.  All costs of establishing, maintaining, and servicing accounts of shareholders of the Fund, including the Fund’s proportionate share of all fees and expenses of the Company’s transfer agent, shareholder services agent, dividend disbursing agent and any other agents engaged by the Company to service such Fund accounts. In addition, the Company shall reimburse the Investment Manager and charge to the Fund the Fund’s proportionate share of all expenses incurred by the Investment Manager in responding to telephonic and written inquiries from, and in mailing information to Fund shareholders and others who may request information on behalf of Fund shareholders, regarding matters such as shareholder account or transaction status, net asset value of Fund shares, Fund performance, and general information about the Fund.

2.2.3 Shareholder Reports.  All costs of preparing, setting in type, printing, and distributing reports and other communications to shareholders of the Fund.

2.2.4 Prospectuses.  All costs of preparing, setting in type, printing and mailing to shareholders of the Fund annual or more frequent revisions of the Company’s Prospectus and Statement of Additional Information and any supplements thereto.

2.2.5 Shareholder Meetings.  All costs incidental to holding meetings of shareholders of the Fund, including the printing of notices and proxy materials, and proxy solicitations therefore.

2.2.6 Pricing and Portfolio Valuation.  All costs of daily valuation of the individual portfolio securities of the Fund and daily computation of the net asset value per share of the Fund, including (i) a proportionate share of the cost of any equipment obtained by the Company, the Investment Manager or agents of the Company or a proportionate share of the cost of any equipment currently owned by the Investment Manager that will be used to price the Fund’s shares or value the Fund’s assets, or (ii) the cost of the services of any agents engaged by the Company for the purpose of pricing Fund shares or valuing the assets of the Fund.

2.2.7 Communications.  All charges for equipment or services used for communications between the Investment Manager or the Company and the sub-advisers, custodian, accounting services agent, transfer agent, shareholder servicing agent, dividend disbursing agent, or any other agent engaged by the Company to provide services to the Fund.

2.2.8 Independent Legal and Accounting Fees.  The Fund’s proportionate share of all charges for services and expenses of the Company’s independent legal counsel and independent accountants.

2.2.9 Directors’ Fees and Expenses.  The Fund’s proportionate share of all compensation of directors (other than those directors affiliated with the Investment Manager), all expenses incurred in connection with their services as directors, and all expenses of meetings of the Board of Directors and committees of the Board of Directors.

2.2.10 Federal Registration Fees.  The Fund’s proportionate share of all fees and expenses of maintaining the registration of the Company under the 1940 Act and maintaining the registration of the Fund’s shares or registering additional shares of the Fund under the Securities Act of 1933, as amended (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any post-effective amendments or supplements to the Registration Statement, Prospectus, and Statement of Additional Information for the Company under the 1933 Act or the 1940 Act that may be prepared from time to time.

2.2.11 State Registration Fees.  The Fund’s proportionate share of all fees and expenses of maintaining the registration and qualification of the Company and of the Fund’s shares for sale under the securities laws of various states and jurisdictions and registering and qualifying additional shares of the Fund, and of maintaining the registration and qualification of the Company under all other laws applicable to the Company or its business activities.

2.2.12 Issue, Redemption, and Transfer of the Fund’s Shares.  All expenses incurred in connection with the issue, redemption, and transfer of the Fund’s shares, including the expenses of confirming all share transactions and of transmitting share certificates for the Fund.

2.2.13 Bonding and Insurance.  All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Board of Directors of the Company, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by its Board of Directors.

2.2.14 Brokerage Commissions.  All brokers’ commissions, if any, and other charges incident to the purchase or sale of the Fund’s portfolio securities.

2.2.15 Taxes.  The Fund’s proportionate share of all taxes or governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

2.2.16 Trade Association Fees.  The Fund’s proportionate share of all fees, dues and other expenses incurred in connection with the Company’s trade association or other membership in any investment organization.

2.2.17 Nonrecurring and Extraordinary Expenses.  The Fund’s proportionate share of such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Company is a party and the expenses the Company may incur as a result of its legal obligation to provide indemnification to its officers, directors, employees, and agents.

3. Management Fee.

3.1 Compensation.  The Company, with respect to the Fund, shall pay the Investment Manager as compensation for all services rendered, facilities provided and expenses waived or assumed and reimbursed by the Investment Manager, investment management fees computed as follows, based on the value of the average daily net assets of the Fund:

3.1.1 Rate.  The fees with respect to the Fund shall be at the following annualized rates: 0.65% of average daily net assets up to $250 million; and 0.60% of average daily net assets over $250 million.

3.1.2 Method of Computation.  The fee shall accrue each calendar day and the sum of the daily fee accruals for the Fund shall be paid monthly to the Investment Manager in arrears within 30 days after the last business day of the relevant month. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rates for the Fund, described in subparagraph 3.1.1, above, and multiplying the product by the net assets of the Fund as determined in accordance with the Company’s Prospectus as of the close of business on the previous business day on which the Company was open for business.

3.1.3 Proration of Fee.  If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

4. Brokerage.  Subject to seeking best execution, and subject to any policies or procedures as then approved by the Company’s Board of Directors, the Investment Manager, in carrying out its duties under Paragraph 1.1, may cause the Fund to pay a broker-dealer that furnishes brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer that does not furnish brokerage and research services or which furnished brokerage and research services deemed to be of lesser value, if the Investment Manager determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-clearer viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to the other accounts, if any, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

5. Investment Manager’s Use of the Service of Others.  The Investment Manager may at its own cost (except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Investment Manager, the Company, or the Fund with (i) such subadvisory services referred to in Paragraph 1.1; (ii) such statistical and other factual information; (iii) such advice regarding economic factors and trends; (iv) such advice as to occasional transactions in specific securities; or (v) such other information, advice or assistance as the Investment Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, or in the discharge or the Investment Manager’s overall responsibilities with respect to the other accounts for which it serves as an investment manager.

6. Ownership of Records.  All records required to be maintained and preserved by the Company, with respect to the Fund, pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Investment Manager on behalf of the Company, with respect to the Fund, are the property of the Company and shall be surrendered by the Investment Manager promptly on request by the Company.

7. Reports to Investment Manager.  The Company shall furnish or otherwise make available to the Investment Manager such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Company, with respect to the Fund, as the Investment Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

8. Services to Other Clients.  Nothing herein contained shall limit the freedom of the Investment Manager or any affiliated person of the Investment Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment counselor to other persons, firms or corporations, or to engage in other business activities; however, so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Investment Manager shall otherwise consent, the Investment Manager shall be the only investment manager to the Company.

9. Limitation of Liability of Investment Manager.  Neither the Investment Manager nor any of its officers, directors, or employees, nor any persons performing executive, administrative, trading, or other functions for the Company, with respect to the Fund or the Investment Manager (at the direction or request of the Investment Manager) in connection with the Investment Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company, with respect to the Fund, in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or their duties on behalf of the Company or from reckless disregard by the Investment Manager or any such persons of the duties of the Investment Manager under this Agreement.

10. Term of Agreement.  This Agreement shall continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and in either event by the vote of a majority of the Board of Directors of the Company who are not “interested persons” (as defined in the 1940 Act and rules thereunder) of any such party, cast, in person, at a meeting called for the purpose of voting on such approval.

Any approval of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and rules thereunder) of the Fund shall be effective to approve or continue this Agreement with respect to the Fund, notwithstanding (i) that a comparable agreement has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Company and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such approval shall be required by any other applicable law or otherwise. The Investment Manager shall furnish to the Company, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

11. Amendment and Assignment of Agreement.  This Agreement may not be amended without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

12. Termination of Agreement.  This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days prior notice in writing to the other party; provided, that in the case of termination by the Company such action shall have been authorized by resolution of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

13. Miscellaneous.

13.1 Captions.  The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

13.2 Interpretation.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Company.

13.3 Definitions.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities”, “interested person”, “assignment”, and “affiliated person” shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:	HOMESTEAD FUNDS, INC. On behalf of the Growth Fund

Kelly Bowers Whetstone, Secretary	By: Peter R. Morris, President

ATTEST:	RE ADVISERS CORPORATION

Kelly Bowers Whetstone, Secretary	By: Peter R. Morris, President

Exhibit B

Current Investment Management Agreement

AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

Investment Management Agreement, made as of the 15th day of September, 2004, by and between Homestead Funds, Inc., a Maryland corporation (the “Company”), on behalf of the Nasdaq-100 Index Tracking StockSM Fund (the “Fund”), and RE Advisers Corporation, a Virginia corporation (the “Investment Manager”).

WHEREAS, the Company engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Company is a series type investment company currently consisting of eight series, the Daily Income Fund, the Value Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund, the Stock Index Fund, the Nasdaq-100 Index Tracking StockSM Fund, and the International Stock Index Fund, each with its own investment program, policies, and investment objectives, and restrictions; and

WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and registered as an investment manager under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Company initially retained the Investment Manager to render investment management services (i.e., investment advisory and administrative services) to the Fund pursuant to an agreement dated January 1, 2001, which agreement was amended and restated as of September 26, 2003, and the parties hereto have mutually agreed to amend certain terms of that agreement as reflected herein;

NOW THEREFORE, the parties hereto agree as follows:

1. Duties and Responsibilities of the Investment Manager.

1.1 Investment Advisory Services.  The Investment Manager shall act as the investment manager to the Fund and shall, subject to the supervision of the Company’s Board of Directors, provide the following investment advisory services: (i) formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund’s investment objectives, investment program, policies and restrictions, that may be amended and updated, from time to time, to reflect changes in financial and economic conditions; (ii) make all determinations with respect to the investment of the Fund’s assets in accordance with applicable law and the Fund’s investment objectives, investment program, policies, and restrictions as provided in the Company’s Prospectus and Statement of Additional Information, as amended from time to time, provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and such other limitations as the Board of Directors of the Company may impose by notice in writing to the investment Manager; (iii) make all determinations as to the purchase and sale of portfolio securities, including advising the Board of Directors as to certain matters involving the Fund’s portfolio securities that are not in the nature of investment decisions; (iv) obtain and evaluate such business and financial information relating to the economy, industries, businesses, security markets, and securities as it may deem necessary or useful in discharging its responsibilities under this Agreement; (v) furnish the Board of Directors with periodic reports concerning the Investment Manager’s economic outlook and investment strategy, as well as information concerning the Fund’s portfolio activity and investment performance; (vi) determine the creditworthiness of the issuers, obligors, or guarantors of money market and debt securities utilized by the Fund; and (vii) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions. In furtherance of this duty, the Investment Manager, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund and the Board of Directors of the Company to buy, sell, exchange, convert for the Fund’s use, and otherwise trade in any money market instruments’ bonds, and other securities or assets, and to select the broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters, or issuers.

1.2 Administrative Services.  In addition to investment advisory services set forth above in 1.1, the Investment Manager shall oversee the administration of all aspects of the Company’s business and affairs with respect to the Fund and shall provide certain services required for effective administration of the Company with respect to the Fund, in connection therewith, the Investment Manager shall:

1.2.1 Office and Other Facilities.  Furnish, without cost to the company, or provide and pay the cost of, such office facilities, furnishings, and office equipment as are adequate for the Company’s needs.

1.2.2 Personnel.  Provide, without additional remuneration from or other cost to the Company, the services of individuals competent to perform all of the Company’s executive, administrative, compliance, and clerical functions that are not covered by 2.2.9 below or performed by or through employees or other persons or agents engaged by the Company (including, e.g., the custodian, accounting services agent, transfer agent, dividend disbursing agent and shareholder servicing agent).

1.2.3 Agents.  Assist the Company in selecting, coordinating the activities of, supervising, and acting as liaison with any other persons and agents engaged by the Company, including the Company’s custodian, accounting services agent, transfer agent, dividend disbursing agent, shareholder servicing agent, independent accountants, and independent legal counsel. The Investment Manager shall also monitor the functions of such persons and agents, including, in particular, the accounting services agent in its evaluation of the Fund’s portfolio securities.

1.2.4 Directors and Officers.  Authorize and permit the Investment Manager’s directors, officers and employees who may be elected or appointed as directors or officers of the Company to serve in such capacities, without remuneration from or additional cost to the Company.

1.2.5 Books and Records.  Ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Company or on its behalf will be maintained in accordance with applicable laws and regulations and that the Company’s corporate existence will be maintained.

1.2.6 Reports to the Company.  Furnish to or place at the disposal of the Company such information, reports, evaluations, analyses, and opinions relating to its administrative functions as the Company may, at any time or from time to time, reasonably request or as the Investment Manager may deem helpful to the Company.

1.2.7 Reports and Filings.  Assist in the development and preparation of all reports and communications by the Company to the Fund’s shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Company’s shares under federal and state law.

2. Allocation of Expenses.

2.1 Expenses Paid by the Investment Manager.

2.1.1 Salaries and Fees of Directors and Officers.  As between the Fund and the Investment Manager, the Investment Manager shall pay all salaries, expenses and fees, if any of the directors, officers or employees of the Investment Manager who are directors, officers or employees of the Company. The Investment Manager has obtained such personnel through an agreement with National Rural Electric Cooperative Association, which has primary responsibility for the salaries, expenses and fees of persons provided to serve as directors, officers and employees of the Investment Manager.

2.1.2 Waiver or Assumption and Reimbursement of the Company’s Expenses by Investment Manager.  The Waiver of assumption and reimbursement by the Investment Manager of any expense of the Company that the Investment Manager is not required by this Agreement to waive, or assume and reimburse, shall not obligate the Investment Manager to waive, or assume or reimburse, the same or any similar expense of the Company on any subsequent occasion, unless so required pursuant to a separate agreement between the Company and the Investment Manager.

2.1.3 Organizational Expenses.  The Investment Manager shall pay or assume all organizational expenses of the Company.

2.2 Expenses paid by the Company.  The Company, with respect to the Fund, shall bear all expenses of its operations and business not specifically waived, assumed or agreed to be paid by the Investment Manager as provided in this Agreement or any other agreement between the Company and the Investment Manager. In particular, the expenses hereby allocated to the Company, with respect to the Fund, include, but are not limited to:

2.2.1 Custody and Accounting Services.  All fees and expenses of depositories, custodians, accounting service agents, and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Fund’s cash, securities, and other property, including, among other things, fees and expenses for the calculation of standardized effective and compound yield quotations for the Fund, maintenance of ledgers, position and income reports, and settlement of fund purchases and sales.

2.2.2 Transfer Agency, Shareholder Servicing, and Dividend Disbursement.  All costs of establishing, maintaining, and servicing accounts of shareholders of the Fund, including the Fund’s proportionate share of all fees and expenses of the Company’s transfer agent, shareholder services agent, dividend disbursing agent and any other agents engaged by the Company to service such Fund accounts. In addition, the company shall reimburse the Investment Manager and charge to the Fund the Fund’s proportionate share of all expenses incurred by the Investment Manager in responding to telephonic and written inquiries from, and in mailing information to Fund shareholders and others who may request information on behalf of Fund shareholders, regarding matters such as shareholder account or transaction status, net asset value of Fund shares, Fund performance, and general information about the Fund.

2.2.3 Shareholder Reports.  All costs of preparing, setting in type, printing, and distributing reports and other communications to shareholders of the Fund.

2.2.4 Prospectuses.  All costs of preparing, setting in type, printing and mailing to shareholders of the Fund annual or more frequent revisions of the Company’s Prospectus and Statement of Additional Information and any supplements thereto.

2.2.5 Shareholder Meetings.  All costs incidental to holding meetings of shareholders of the Fund, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.6 Pricing and Portfolio Valuation.  All costs of daily valuation of the individual portfolio securities of the Fund and daily computation of the net asset value per share of the Fund, including (i) a proportionate share of the cost of any equipment obtained by the Company, the Investment Manager or agents of the Company or a proportionate share of the cost of any equipment currently owned by the Investment Manager that will be used to price the Fund’s shares or value the Fund’s assets, or (ii) the cost of the services of any agents engaged by the Company for the purpose of pricing Fund shares or valuing the assets of the Fund.

2.2.7 Communications.  All charges for equipment or services used for communications between the Investment Manager or the Company and the custodian, accounting services agent, transfer agent, shareholder servicing agent, dividend disbursing agent, or any other agent engaged by the Company to provide services to the Fund.

2.2.8 Independent Legal and Accounting Fees.  The Fund’s proportionate share of all charges for services and expenses of the Company’s independent legal counsel and independent accountants.

2.2.9 Directors’ Fees and Expenses.  The Fund’s proportionate share of all compensation of directors (other than those directors affiliated with the Investment Manager), all expenses incurred in connection with their services as directors, and all expenses of meetings of the Board of Directors and committees of the Board of Directors.

2.2.10 Federal Registration Fees.  The Fund’s proportionate share of all fees and expenses of maintaining the registration of the Company under the 1940 Act and maintaining the registration of the Fund’s shares or registering additional shares of the Fund under the Securities Act of 1933, as amended (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any post-effective amendments or supplements to the Registration Statement, Prospectus, and Statement of Additional Information for the Company under the 1933 Act or the 1940 Act that may be prepared from time to time.

2.2.11 State Registration Fees.  The Fund’s proportionate share of all fees and expenses of maintaining the registration and qualification of the Company and of the Fund’s shares for sale under the securities laws of various states and jurisdictions and registering and qualifying additional shares of the Fund, and of maintaining the registration and qualification of the Company under all other laws applicable to the Company or its business activities.

2.2.12 Issue, Redemption, and Transfer of the Fund’s Shares.  All expenses incurred in connection with the issue, redemption, and transfer of the Fund’s shares, including the expenses of confirming all share transactions and of transmitting share certificates for the Fund.

2.2.13 Bonding and Insurance.  All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Board of Directors of the Company, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by its Board of Directors.

2.2.14 Brokerage Commissions.  All brokers’ commissions, if any, and other charges incident to the purchase or sale of the Fund’s portfolio securities.

2.2.15 Taxes.  The Fund’s proportionate share of all taxes or governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

2.2.16 Trade Association Fees.  The Fund’s proportionate share of all fees, dues and other expenses incurred in connection with the Company’s trade association or other membership in any investment organization.

2.2.17 Nonrecurring and Extraordinary Expenses.  The Fund’s proportionate share of such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Company is a party and the expenses the Company may incur as a result of its legal obligation to provide indemnification to its officers, directors, employees, and agents.

3. Management Fees.

3.1 Compensation.  The Company, with respect to the Fund, shall pay the Investment Manager as compensation for all services rendered, facilities provided and expenses waived or assumed and reimbursed by the Investment Manager, investment management fees computed as follows, based on the value of the average daily net assets of the Fund:

3.1.1 Rate.  The fees with respect to the Fund shall be at the following annualized rates: 0.25% of average daily net assets.

3.1.2 Method of Computation.  The fee shall accrue each calendar day and the sum of the daily fee accruals for the Fund shall be paid monthly to the Investment Manager in arrears within 30 days after the last business day of the relevant month. The daily fee accruals shall be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rates for the Fund, described in subparagraph 3.1.1, above, and multiplying the product by the net assets of the Fund as determined in accordance with the Company’s Prospectus as of the close of business on the previous business day on which the Company was open for business.

3.1.3 Proration of Fee.  If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

4. Brokerage.  Subject to seeking best execution, and subject to any policies or procedures as then approved by the Company’s Board of Directors, the Investment Manager, in carrying our its duties under paragraph 1.1, may cause the Fund to pay a broker-dealer which furnishes brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage and research services or which furnished brokerage and research services deemed to be of lesser value, if the Investment Manager determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-clearer viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager with respect to the other accounts, if any, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

5. Investment Manager’s Use of the Services of Others.  The Investment Manager may at its own cost (except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Investment Manager or the Company with (i) such statistical and other factual information; (ii) such advice regarding economic factors and trends; (iii) such advice as to occasional transactions in specific securities; (iv) or such other information, advice or assistance as the Investment Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, or in the discharge of the Investment Manager’s overall responsibilities with respect to the other accounts which it serves as an investment manager.

6. Ownership of Records.  All records required to be maintained and preserved by the Company, with respect to the Fund, pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Investment Manager on behalf of the Company, with respect to the Fund, are the property of the Company and shall be surrendered by the Investment Manager promptly on request by the Company.

7. Reports to Investment Manager.  The Company shall furnish or otherwise make available to the Investment Manager such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Company, with respect to the Fund, as the Investment Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

8. Services to Other Clients.  Nothing herein contained shall limit the freedom of the Investment Manager or any affiliated person of the Investment Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment counselor to other persons, firms or corporations, or to engage in other business activities; however, so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Investment Manager shall otherwise consent, the Investment Manager shall be the only investment manager to the Company.

9. Limitation of Liability of Investment Manager.  Neither the Investment Manager nor any of its officers, directors, or employees, nor any persons performing executive, administrative, trading, or other functions for the Company, with respect to the fund or the Investment Manager (at the direction or request of the Investment Manager) in connection with the Investment Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company, with respect to the Fund, in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or their duties on behalf of the Company or from reckless disregard by the Investment Manager or any such persons of the duties of the Investment Manager under this Agreement.

10. Term of Agreement.  This Agreement shall have a term of 12 months beginning on the first day of the month following the affirmative vote of a majority of the outstanding voting securities of the Fund approving this Agreement. This Agreement shall thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and in either event by the vote of a majority of the Board of Directors of the Company who are not “interested persons” (as defined in the 1940 Act and rules thereunder) of any such party, cast, in person, at a meeting called for the purpose of voting on such approval.

Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act and rules thereunder) of the Fund shall be effective to approve or continue this Agreement with respect to the Fund, notwithstanding (i) that a comparable agreement has not been approved by the holders of a majority of the outstanding shares of any other series of the Company and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise. The Investment Manager shall furnish to the Company, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

11. Amendment and Assignment of Agreement.
This Agreement may not be amended without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

12. Termination of Agreement.
This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days prior notice in writing to the other party; provided, that in the case of termination by the Company such action shall have been authorized by resolution of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

13. Miscellaneous.

13.1. Captions  The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

13.2. Interpretation.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Company.

13.3 Definitions.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities”, “interested person”, “assignment”, and “affiliated person” shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:	HOMESTEAD FUNDS, INC. on behalf of the Nasdaq-100 Index Tracking StockSM Fund

/s/ Hope L. Saxton Hope L. Saxton, Secretary	By: /s/ Denise Trujillo Denise Trujillo, Vice-President and Counsel

ATTEST:	RE ADVISERS CORPORATION

/s/ Hope L. Saxton Hope L. Saxton, Secretary	By: /s/ Peter R. Morris Peter R. Morris, President

Exhibit C

Form of Subadvisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

By and Between

RE Advisers Corporation
and
T. Rowe Price Associates, Inc.

INVESTMENT SUB-ADVISORY AGREEMENT, made as of the      day of          , 2008, (“Effective Date”) by and among RE Advisers Corporation, a corporation organized and existing under the laws of Virginia (“Adviser”), and T. Rowe Price, Associates, Inc., a corporation organized and existing under the laws of Maryland (“Sub-adviser”).

WHEREAS, Adviser has entered into an Investment Management Agreement dated as of the      day of          , 2008 (“Management Agreement”) with Homestead Funds, Inc. (“Company”), on behalf of its Growth Fund (“Fund”), which is a series of the Company. The Company is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Adviser, under the Management Agreement, has agreed to provide certain investment advisory and related administrative services to the Fund; and

WHEREAS, the Management Agreement permits the Adviser to delegate certain of its investment advisory duties under the Management Agreement to a sub-adviser; and

WHEREAS, Sub-adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, Adviser desires to retain Sub-adviser to furnish certain investment advisory services to the Fund and Sub-adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.  Appointment.  (A) Adviser hereby appoints Sub-adviser to provide certain investment advisory services to the Fund for the period and on the terms set forth in this Agreement, and (B) Sub-adviser hereby accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

II.  Additional Series.  In the event that the Company has established or establishes one or more series of shares other than the Fund with respect to which Adviser and the Board of Directors of the Company (the “Board”) desires to retain Sub-adviser to render investment advisory services hereunder, Adviser shall so notify Sub-adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If Sub-adviser is willing to render such services on the terms provided for herein, it shall so notify Adviser in writing, whereupon such series shall become a Fund hereunder and shall be added to Schedule 1 of the Agreement.

III.  Duties of Sub-adviser.

A. Sub-adviser is hereby authorized and directed and hereby agrees to (i) furnish continuously an investment program for the Fund, and (ii) determine from time to time what investments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested. Sub-adviser shall perform these duties subject always to (1) the overall supervision of Adviser and the Board, (2) the Company’s Articles of Incorporation and By-laws (as defined below), as amended from time to time, (3) the stated investment objectives, policies and restrictions of the Fund as set forth in the Company’s then current Registration Statement (as defined below), (4) any additional policies or guidelines established by Adviser or the Board that have been furnished in writing to Sub-adviser, (5) applicable provisions of law, including, without limitation, all applicable provisions of the 1940 Act and the rules and regulations thereunder, and (6) the provisions of the Internal Revenue Code of 1986, as amended (“Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), as amended from time to time.

B. Sub-adviser shall have no responsibility with respect to maintaining custody of the Fund’s assets. Sub-adviser shall affirm security transactions with central depositories and advise the custodian of the Fund (“Custodian”), as identified in the Company’s Registration Statement, or such depositories or agents as may be designated by Custodian and Adviser, promptly of each purchase and sale of a Fund security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Upon reasonable request of Custodian, Adviser and/or Company, Sub-adviser shall from time to time provide Custodian and Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian.

C. Unless Adviser advises Sub-adviser in writing that the right to vote proxies has been expressly reserved to Adviser or the Company or otherwise delegated to another party, Sub-adviser shall exercise voting rights incident to any securities held in the Fund without consultation with Adviser or the Company, provided such materials have been forwarded to the Sub-adviser in a timely fashion by the Custodian and provided that Sub-adviser will follow any written instructions received from Adviser or the Company with respect to voting as to particular issues. Sub-adviser shall further respond to all corporate action matters incident to the securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations, provided such materials have been forwarded to the Sub-adviser in a timely fashion by the Custodian. Sub-adviser shall provide to Adviser and the Company the Fund’s proxy voting procedures (or summary thereof) and proxy voting records as may be required to comply with all applicable regulatory disclosure and filing requirements.

D. Sub-adviser shall timely provide such reports, evaluations, information, analyses and data as may be reasonably requested by Adviser or the Company regarding Sub-adviser’s management of the Fund’s assets, including, but not limited to, semiannual written portfolio manager commentary and analysis, portfolio holdings and positions, and country and industry diversification tables.

E. Upon request of Custodian, Adviser and/or the Company, Sub-adviser shall provide reasonable assistance in connection with the determination of the fair value of securities in the Fund for which market quotations are not readily available.

F. In the performance of its duties hereunder, Sub-adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Company in any way or otherwise be deemed to be an agent of the Fund, the Company or of Adviser.

IV.  Compensation.  For the services provided pursuant to this Agreement, Sub-adviser shall receive an investment management fee from Adviser computed as set forth in Schedule 1 attached hereto and incorporated herein by reference. The management fee shall be payable monthly in arrears to Sub-adviser on or before the 30th day of the next succeeding calendar month and shall be calculated based on the average daily net assets of the Fund during the month to which the payment relates. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

In calculating the investment management fee, T. Rowe Price shall waive the first breakpoint of 0.50% (50 bps) due it under the attached Schedule 1 of this Agreement. This fee waiver allows RE Advisers to realize the second breakpoint of 0.40% (40 bps) until such time as the assets in the Fund reach the next breakpoint.

V.  Expenses.  During the term of this Agreement, Sub-adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Company hereunder. The Company shall assume and shall pay all brokers’ and underwriting commissions chargeable to the Company in connection with the securities transactions to which the Fund is a party.

VI.  Duties of Adviser.

A. Adviser has furnished or made available to Sub-adviser copies of each of the following documents and will furnish to Sub-adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1) The Articles of Incorporation of the Company, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time (“Articles”);

(2) The by-laws of the Company as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3) Resolutions of the Board authorizing the appointment of Adviser and Sub-adviser and approving the form of the Management Agreement and this Agreement;

(4) The Company’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”) on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Fund and its shares and all amendments thereto (“Registration Statement”);

(5) The Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6) The Fund’s most recent prospectus (the “Prospectus”); and

(7) Copies of reports made by the Fund to its shareholders.

Adviser shall furnish Sub-adviser with any further documents, materials or information that Sub-adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

B. During the term of this Agreement, the Adviser shall furnish by electronic mail or otherwise to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser or its clients in any way, at a reasonable time prior to the use thereof. The Adviser shall not use any prospectuses if the Subadviser reasonably objects in writing ten business days (or such other time as may be mutually agreed) after receipt thereof, and shall not use any other such materials if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in the preceding sentence. Upon termination of this agreement for any reason, the Adviser shall as soon as practicable cease and cause the Fund to cease all use of the name “T. Rowe Price.”

C. The Adviser shall provide (or cause the Fund custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of the assets of the Fund, borrowings, cash requirements and cash available for investment in the Fund, any applicable investment restrictions imposed by state insurance laws and regulations, and all other reasonable information as may be necessary for the Sub-Adviser to perform its duties and responsibilities hereunder.

VII.  Fund Transactions.

A. Sub-adviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions, including without limitation, management of cash balances in the Fund. Sub-adviser agrees that, in executing Fund transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. It is understood that none of the Funds, the Trust, the Manager nor the Subadviser has adopted a formula for allocation of a Fund’s investment transaction business. It is also understood that it is desirable for each Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, in evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to Sub-adviser with respect to the Fund and/or other accounts over which Sub-adviser exercises investment discretion. Sub-adviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if Sub-adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Sub-adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Sub-adviser shall, upon reasonable request from Adviser, provide such periodic and special reports describing any such brokerage and research services received and the incremental commissions, net price or other consideration to which they relate.

B. In no instance will Fund securities be purchased from or sold to Sub-adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

C. Sub-adviser is hereby authorized to execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons solely in connection with its management of the assets of the Fund. In such respect, and only for this limited purpose, the Sub-adviser shall act as the Adviser’s agent and attorney-in-fact. The Adviser shall provide such assistance to the Sub-adviser in setting up and maintaining brokerage accounts, futures and options accounts, and other accounts as the Sub-adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

D. Sub-adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to Rule 17a-7 under the 1940 Act, and in compliance with such procedures of the Fund as may be in effect from time to time, Sub-adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. Adviser acknowledges that, in the event of any such cross transaction, Sub-adviser may have a potentially conflicting division of loyalties and responsibilities regarding the Fund and such other client account, and Adviser consents to any such cross transaction. THE FOREGOING CONSENT TO CROSS TRANSACTIONS EFFECTUATED BY SUB-ADVISER MAY BE REVOKED AT ANY TIME BY ADVISER OR THE COMPANY BY WRITTEN NOTICE TO SUBADVISER.

E. On occasions when Sub-adviser deems the purchase or sale of a security to be in the best interest of the Company as well as other clients of Sub-adviser, Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-adviser in the manner Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Company and to its other clients.

VIII.  Ownership of Records.  Sub-adviser shall maintain all books and records required to be maintained by Sub-adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to investment portfolio transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-adviser hereby agrees (A) that all records that it maintains for the Fund are the property of the Company, (B) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Company and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (C) to surrender promptly to the Company or Adviser any records that it maintains for the Company upon request by the Company or Adviser; provided, however, Sub-adviser may retain copies of such records.

IX.  Reports and Meetings.

A. Sub-adviser shall timely furnish to the Board or Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as are required by law or that the Board or Adviser, as appropriate, may reasonably mutually agree upon, including, without limitation, compliance reporting and certification with respect to:

1. Affiliated Brokerage Transactions

2. Affiliated Underwritings

3. Cross Transactions

4. Bunched Trades

5. Prospectus Compliance

6. Code of Ethics

7. Soft Dollar Usage

8. Price Overrides/Fair Valuation Determinations.

9. Annual Review of Fund Pursuant to Rule 38a-1 under the 1940 Act

B. Sub-adviser shall from time to time make available in person to the Board and to Adviser personnel of Sub-adviser as the Board or Adviser may reasonably request to review the investments and the investment program of the Fund and the services provided by Sub-adviser hereunder.

X.  Services to Other Clients.  Nothing contained in this Agreement shall limit or restrict (i) the freedom of Sub-adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of Sub-adviser, who may also be a director, officer, or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

XI.  Sub-adviser’s Use of the Services of Others.  Sub-adviser may, at its cost, employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Sub-adviser or the Company or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as Sub-adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, as appropriate, or in the discharge of Sub-adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XII.  Prohibited Conduct.  In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by the Adviser regarding transactions for the Fund in securities or other assets.

XIII.  Liability of Sub-adviser; Indemnification.  Neither Sub-adviser nor any of its directors, officers, partners, or employees, agents, or affiliates, nor any person performing executive, administrative, trading, or other functions for the Company, the Fund (at the direction or request of Sub-adviser) or Sub-adviser in connection with Sub-adviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement (collectively, “Related Persons”), shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Company or Fund or (ii) any error of fact or mistake of law contained in any report or data provided by Sub-adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by Sub-adviser or such Related Person of Sub-adviser’s duties on behalf of the Company or Fund or from reckless disregard by Sub-adviser or any such Related Person of the duties of Sub-adviser pursuant to this Agreement (each of which is referred to as a “Culpable Act”).

Notwithstanding the foregoing, any stated limitations on liability shall not constitute a waiver or limitation of any rights which the Adviser or the Company may have under any applicable federal securities laws, and shall not relieve Sub-adviser from any responsibility or liability for errors committed by Sub-adviser in connection with the execution of trade orders.

Adviser shall indemnify Subadviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by Adviser or its Related Persons under this Agreement or the Management Agreement, in each case, to the extent such Damages result from any willful misfeasance, bad faith, gross negligence or reckless disregard of its duties by Adviser or any of its Related Persons.

XIV.  Liability of Adviser and Company; Indemnification.  Neither the Adviser or Company, nor any of their directors, officers, partners, employees, agents, or affiliates, nor any person performing executive, administrative, trading, or other functions for the Adviser or Company in connection with the Adviser’s and Company’s discharge of their obligations undertaken or reasonably assumed with respect to this Agreement (collectively, “Adviser/Company Related Persons”), shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser or (ii) any error of fact or mistake of law contained in any report or data provided by the Adviser or Company, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser or Fund or such Adviser/Company Related Person of their duties hereunder or from reckless disregard by the Adviser or Company or any Adviser/Company Related Person of their duties pursuant to this Agreement (each of which is referred to as a “Culpable Act”).

Notwithstanding the foregoing, any stated limitations on liability shall not constitute a waiver or limitation of any rights which the Sub-Adviser may have under any applicable federal securities laws, and shall not relieve Adviser from any responsibility or liability for errors committed by Adviser in connection with the execution of trade orders.

Subadviser shall indemnify Adviser and its Related Persons and hold them harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by Subadviser or its Related Persons hereunder to the extent such Damages result from a Culpable Act of Subadviser or its Related Persons.

XV.  Representations of Sub-adviser.  Sub-adviser represents, warrants, and agrees as follows:

A. Sub-adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. Sub-adviser has adopted a written code of ethics (the “Sub-adviser Code”) complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser and the Company with a copy of the Sub-adviser Code, together with evidence of its adoption. The Sub-adviser certifies that it has adopted procedures reasonably necessary to prevent “access persons” as defined in Rule 17j-1 (“Access Persons”) from violating the Sub-adviser Code. On a quarterly basis,

Sub-adviser will either: (i) certify to Adviser that Sub-adviser and its Access Persons have complied with the Sub-adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-adviser Code which have occurred with respect to the Fund. In addition, Sub-adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-adviser Code.

C. Sub-adviser has provided Adviser and the Company, and Adviser and the Company acknowledge having received, a copy of Sub-adviser’s Form ADV as most recently filed with the SEC and, if not so filed, the most recent Part 2 of its Form ADV, and Sub-adviser will, promptly after filing any material amendment to its Form ADV with the SEC, and, if not so filed, any material amendment to Part 2 of its Form ADV, furnish a copy of such amendment to Adviser and the Company.

D. Sub-adviser has provided Adviser and the Company, and Adviser and Company acknowledge having received, a description or copy of Sub-adviser’s policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how Sub-adviser has voted proxies relating to securities held by the Fund.

E. Sub-Adviser has provided Adviser and the Company, and Adviser and the Company acknowledge having received, a copy of the Sub-adviser’s compliance policies and procedures relevant to Sub-Adviser’s investment advisory activities that were adopted pursuant to Rule 206(4)-7 under the Advisers Act.

XVI.  Compliance with Applicable Regulations.  In anticipation of performing its duties hereunder, Sub-adviser has established compliance procedures (copies of which have been provided to Adviser, receipt of which is hereby acknowledged by Adviser, and which are subject to review and approval by Adviser and the Board) reasonably designed to ensure compliance at all times with all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; all applicable anti-money laundering laws and regulations; the provisions of the Registration Statement; the provisions of the Articles and the By-Laws of the Company, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

XVII.  Term of Agreement.  This Agreement shall become effective with respect to the Fund on the Effective Date and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-adviser in accordance with Section II hereof that the Subscriber is willing to serve as Sub-adviser with respect to such Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the Effective Date with respect to the Fund and, with respect to each additional Fund, for two years from the date on which this Agreement becomes effective with respect to such Fund. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as (a) such continuation shall be specifically approved at least annually (i) by either the Board or vote of a majority of the outstanding voting securities of the Fund; (ii) in either event, by the vote of a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) Sub-adviser shall not have notified Adviser and the Company, in writing, at least 60 days prior to such approval that it does not desire such continuation. Sub-adviser shall furnish to the Company, upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVIII.  Termination of Agreement.  Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on 90 days’ prior written notice to Sub-adviser. This Agreement may also be terminated by Adviser (i) with respect to a Fund, on 90 days’ prior written notice to Sub-adviser, without the payment of any penalty; (ii) upon material breach by Sub-adviser of any of the representations and warranties set forth in Section XIII of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Sub-adviser becomes unable to discharge its duties and obligations under this Agreement. Sub-adviser may terminate this Agreement with respect to a Fund at any time, without the payment of any penalty, on 90 days’ prior notice to Adviser. This Agreement shall terminate automatically in the event of its “assignment”, as such term is defined in the 1940 Act, or upon termination of the Management Agreement. Any approval, amendment, or termination of this Agreement with respect to a Fund by the holders of a majority of the outstanding voting securities of such Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

XIX.  Amendments, Waivers, etc.  Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including any exhibits hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XX.  Notification.  Sub-adviser will notify Adviser within three (3) business days of any change in the key personnel of Sub-adviser with responsibility for making investment decisions in relation to the Fund or who have been authorized to give instructions to Custodian. Sub-adviser shall notify the Adviser and the Company of any change in its ownership that would constitute a change of control within the meaning of the Advisers Act or 1940 Act.

XXI.  Confidentiality.  All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, the Adviser acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for the Adviser or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of the Fund, counsel to the Board, counsel to the Fund, the administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (d) as otherwise agreed to by the parties hereto in writing. Further, the Adviser agrees that information supplied by the Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and the Adviser agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Directors of the Fund, counsel to the Board, counsel to the Fund, the administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (iv) as otherwise agreed to by the parties hereto in writing.

Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding the Adviser or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Adviser and will be used exclusively to fulfill the Sub-Adviser’s obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, the Adviser agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

XXII.  Miscellaneous.

A.  Governing Law.  This Agreement shall be construed in accordance with the laws of Virginia without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of Virginia conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.  Insurance.  Sub-adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Sub-adviser’s business activities.

C.  Captions.  The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.  Entire Agreement.  This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

E.  Interpretation.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

F.  Definitions.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

G.  Notice.  Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Sub-Adviser for this purpose shall be T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, Attention: David Oestreicher, Chief Legal Counsel.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

RE ADVISERS CORPORATION

Attest:	By:
Name:	Name:
Title:

T. ROWE PRICE ASSOCIATES, INC.

Attest:	By:
Name:	Name:
Title:

Schedule 1
to
Investment Sub-Advisory Agreement
By and Between
RE Advisers Corporation
and

Dated as of

Sub-Advisory Fees

0.50% of first $50 million
0.40% of next $50 million

When assets exceed $100 million, the fee is 0.40% on all assets.*
When assets exceed $250 million, the fee is 0.375% on all assets above $250 million.

*A transitional credit is applied to the fee schedule
as assets approach or fall below this breakpoint.

Exhibit D

The table below provides information about other registered investment companies advised or subadvised by T. Rowe Price that have a similar investment objective to that of the Growth Fund.

Name of Fund or Portfolio	Net Assets(1)	Rate of Compensation(2)

T. Rowe Price Funds, Inc.:	$1,487.7	0.55% (management fee)(3)
T. Rowe Price Institutional
Large-Cap Growth Fund

Advanced Series Trust:	$1,888.6	0.40% up to $250 million;
AST T. Rowe Price Large Cap		0.375% on next $250 million;
Growth Portfolio		0.35% on assets over $500 million(4)

AXA Premier VIP Trust:	$121.3	0.40% up to $250 million;
Multimanager Large Cap		0.375% on next $250 million;
Growth Portfolio		0.35% on assets over $500 million;
		0.35% on all assets once assets exceed $1 billion(4)

Principal Investors Fund, Inc.:	$1,726.1	0.40% up to $250 million;
Partners LargeCap Growth I Fund		0.375% on next $250 million; 0.35% on assets over $500 million;
		0.35% on all assets once assets exceed $1 billion(5)

Principal Variable Contracts Fund, Inc.:	$257.6	0.40% up to $250 million;
Large Cap Growth I Series		0.375% on next $250 million;
		0.35% on assets over $500 million;
		0.35% on all assets once assets exceed $1 billion(5)

(1)	Amounts are as of June 30, 2008 and are in millions. Please note that the net asset figures for funds other than T. Rowe Price Funds are based on internal T. Rowe Price market value records.

(2)	As a percent of average daily net assets.

(3)	Effective May 1, 2007, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2009, that would cause the fund’s expense ratio to exceed 0.58%.

(4)	T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fees for these investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% — 10% of the total subadvisory fees paid.

(5)	T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fees for these investment companies where it serves as subadviser to Principal Management Corporation. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% — 10% of the total subadvisory fees paid. In calculating the fee for a subadvised portfolio, assets of any existing unregistered separate account of Principal Life Insurance Company and any existing investment company sponsored by Principal Life Insurance Company to which T. Rowe Price provides investment advisory services and which have the same investment mandate as the subadvised portfolio, will be combined (together, the “Aggregated Assets”).

D-1

Form of Proxy Card

PROXY	HOMESTEAD FUNDS, INC.	PROXY
4301 Wilson Boulevard
Arlington, VA 22203
Proxy for Special Meeting of Shareholders to be held on November 18, 2008
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of Nasdaq-100 Index Tracking StockSM (the “Fund”) of Homestead Funds, Inc., a Maryland Corporation (the “Company”), hereby constitutes and appoints Peter R. Morris and Danielle C. Sieverling, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Company to be held on November 18, 2008 (the “Meeting”) at 10:00 am, Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia, 22203, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

999 99999 999 999	1234 5678

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	HFI_16287
The Board of Directors recommends that you vote “FOR” the proposals. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.
Board of Directors Recommends a Vote FOR the Proposals.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting day. Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting at 4301 Wilson Boulevard Arlington, Virginia on NOVEMBER 18, 2008

TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).
PLEASE MARK VOTES AS IN THIS EXAMPLE:  ■

		FOR	AGAINST	ABSTAIN
1.	To approve changes to the Fund’s name and investment objective.	☐	☐	☐

2.	To approve an amendment to the investment management agreement between Homestead Funds, Inc. and RE Advisers Corporation.	☐	☐	☐

3.	To approve an investment subadvisory agreement on behalf of the Fund between RE Advisers Corporation and T. Rowe Price Associates, Inc.	☐	☐	☐

4.	To approve the use of a “manager of managers” arrangement whereby RE Advisers Corporation, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace subadvisers to the Fund without obtaining shareholder approval.	☐	☐	☐

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.	☐	☐	☐
The Board of Directors recommends that you vote “FOR” each of the Proposals.
In the event that Proposals 1, 2 and 3 are not approved by shareholders, the Board of Directors will consider other options for the future of the Fund, which could include recommending that the Fund be closed.
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY